UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2008

Date of reporting period:  June 30, 2008

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Frontegra New Star International Equity Fund
Frontegra Netols Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2008

TABLE OF CONTENTS

Shareholder Letter	1
Expense Example	2
Allocation of Portfolio Holdings	6
Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Report from Reams Asset Management Company, LLC	9
Investment Highlights	13
Schedule of Investments	14
Statement of Assets and Liabilities	28
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Investment Highlights	32
Schedule of Investments	33
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Report from IronBridge Capital Management, L.P.	50
Investment Highlights	52
Schedule of Investments	53
Statement of Assets and Liabilities	59
Statement of Operations	60
Statements of Changes in Net Assets	61
Financial Highlights	62
Investment Highlights	63
Schedule of Investments	64
Statement of Assets and Liabilities	70
Statement of Operations	71
Statements of Changes in Net Assets	72
Financial Highlights	73

Frontegra New Star International Equity Fund
Report from New Star Institutional Managers Limited	75
Investment Highlights	77
Schedule of Investments	78
Portfolio Diversification	83
Statement of Assets and Liabilities	84
Statement of Operations	85
Statements of Changes in Net Assets	86
Financial Highlights	87
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	89
Investment Highlights	90
Schedule of Investments	91
Statement of Assets and Liabilities	96
Statement of Operations	97
Statements of Changes in Net Assets	98
Financial Highlights	99
Notes to Financial Statements	101
Report of Independent Registered Public Accounting Firm	116
Additional Information	117
Board of Directors’ Approval of the Advisory Agreement	117
Directors and Officers	119
Foreign Tax Credit	122
Qualified Dividend Income/Dividends Received Deduction	122
Additional Information Applicable to Foreign Shareholders Only	123

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062.  Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds’ investment adviser.

This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months.  This has been a particularly volatile period for equity markets.  The S&P 500 Index was down -13.12% for the twelve-month period ended June 30, 2008.  Small capitalization stocks were also down, with the Russell 2000 Index down -16.19% for the period.  The MSCI-EAFE Index returned a -10.05%.  The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, was up 7.12% for the twelve months ended June 30, 2008.

Fund Results

The Frontegra Columbus Core Fund, managed by Reams Asset Management, provided a 7.89%, net of fees, return versus the 7.12% return of the benchmark (the Lehman Brothers Aggregate Bond Index) for the twelve-month period.  The Frontegra Columbus Core Plus Fund, also managed by Reams Asset Management, returned 6.92%, net of fees, for the twelve-month period.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned -6.07%, net of fees, versus the -16.19% return for the benchmark Russell 2000 Index for the twelve-month period.  The IronBridge SMID Fund returned -7.48%, net of fees, versus the benchmark Russell 2500 Index return of -14.28%.

The Frontegra New Star International Equity Fund, managed by London-based New Star Asset Management, returned -9.60%, net of fees, versus the benchmark return of -10.05% for the MSCI EAFE Index for the twelve-month period.

The Frontegra Netols Small Cap Value, managed by Netols Asset Management, returned -7.01%, net of fees, versus the benchmark Russell 2000 Value Index return of -21.63% for the twelve-month period.

Outlook

Major economic factors expected to affect the capital markets over the next twelve months include the mortgage and credit crisis, the steep decline in housing prices, the slowing of the economy and the rise in inflation.  We and the sub-advisors of the Frontegra Funds will strive to navigate these turbulent waters with skill and dexterity.

Tom Holmberg, a founding partner of Frontegra Asset Management, retired from the firm at the end of July.  We thank him for his many contributions to the success of the Funds and wish him well in the future.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past.  As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

William D. Forsyth, CFA
Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
June 30, 2008

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.  A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/08 – 6/30/08).

Actual Expenses

The first line of the tables on the following pages provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses.  However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds
EXPENSE EXAMPLE (continued)
June 30, 2008

Frontegra Columbus Core Plus Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual	$1,000.00	$1,001.00	$1.74
Hypothetical (5% return
before expenses)	$1,000.00	$1,023.12	$1.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra Columbus Core Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual	$1,000.00	$1,011.00	$1.75
Hypothetical (5% return
before expenses)	$1,000.00	$1,023.12	$1.76

*	Expenses are equal to the Fund’s annualized expense ratio of 0.35%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra IronBridge Small Cap Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual	$1,000.00	$ 958.90	$5.21
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.54	$5.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra Funds
EXPENSE EXAMPLE (continued)
June 30, 2008

Frontegra IronBridge SMID Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual	$1,000.00	$ 956.60	$4.62
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.14	$4.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra New Star International Equity Fund

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual	$1,000.00	$ 896.40	$3.54
Hypothetical (5% return
before expenses)	$1,000.00	$1,021.13	$3.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra Netols Small Cap Value Fund – Institutional Class

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual	$1,000.00	$ 975.20	$5.40
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.39	$5.52

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra Funds
EXPENSE EXAMPLE (continued)
June 30, 2008

Frontegra Netols Small Cap Value Fund – Class Y

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	January 1, 2008 -
	January 1, 2008	June 30, 2008	June 30, 2008*
Actual*	$1,000.00	$ 972.70	$7.60
Hypothetical (5% return
before expenses)	$1,000.00	$1,017.16	$7.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
June 30, 2008

Frontegra Columbus Core Plus Fund*

Frontegra Columbus Core Fund*

*  Percentages shown are based on the Fund’s total net assets.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS (continued)
June 30, 2008

Frontegra IronBridge Small Cap Fund*	Frontegra IronBridge SMID Fund*

Frontegra New Star	Frontegra Netols
International Equity Fund*	Small Cap Value Fund*

*  Percentages shown are based on the Fund’s total net assets.

FRONTEGRA

COLUMBUS CORE PLUS FUND

FRONTEGRA

COLUMBUS CORE FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Columbus Core Plus Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities.  This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

The Frontegra Columbus Core Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities.  This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

Performance Review

For the 12 month fiscal year ended June 30, 2008, the Frontegra Columbus Core Plus Fund had a net return of 6.92% compared to a return of 7.12% for the Lehman Brothers Aggregate Bond Index.  The difference in performance was -0.20%.  Macro factors were mixed for the period, with duration strategy subtracting 32 basis points as the portfolio was positioned defensively and rates fell.  Yield curve strategy added 72 basis points.  Sector decisions added 45 basis points while security selection subtracted 81 basis points.  Within these categories, the high yield sector subtracted 181 basis points from performance as spreads widened.  Investment grade holdings subtracted 46 basis points as the sector underperformed over the period.  Mortgage backed securities added 106 basis points and CMBS added 61 basis points to performance.  Government related holdings added 11 basis points, asset backed holdings added 7 basis points and nondollar holdings added 6 basis points to performance.

For the 12 month fiscal year ended June 30, 2008, the Frontegra Columbus Core Fund had a net return of 7.89% compared to a return of 7.12% for the Lehman Brothers Aggregate Bond Index.  The difference in performance was 0.77%.  Macro factors were mixed for the period, with duration strategy subtracting 47 basis points as the portfolio was positioned defensively and rates fell.  Yield curve strategy added 49 basis points.  Sector decisions added 70 basis points and security selection added 36 basis points.  Within these categories, commercial mortgage backed securities (“CMBS”) added 66 basis points to performance as the sector outperformed and was overweighted in the 2nd quarter of 2008.  Investment grade credit holdings added 39 basis points, government related holdings added 15 basis points and ABS added 5 basis points.  Mortgage backed securities subtracted 19 basis points from performance over the period.

Fixed Income Outlook

A major reversal in fixed income market trends took place during the second quarter of 2008, with Treasury rates rising, most of the yield curve flattening, and credit and CMBS spreads narrowing.  While money market rates fell during the quarter, with the Fed funds rate moving from 2.25% to 2.0%, rates along the rest of the Treasury curve rose, with 2-year Treasury yields rising 100 basis points and 10-year Treasury yields rising 50 basis points.

•
The fixed income markets changed rapidly during the second quarter of 2008.  Following the near-failure of Bear Stearns and related aggressive Fed easing and provision of lending facilities, Treasury rates rose sharply and corporate and mortgage spreads narrowed through April and May.  The resurfacing of stresses in the finance industry in June, with concerns focused on Lehman Brothers and the bond insurers MBIA and AMBAC, resulted in falling Treasury yields and rising spreads through the end of the quarter.  For the overall quarter, high yield corporate spreads narrowed by 80 b.p., BBB credit spreads narrowed by 50 b.p., CMBS spreads narrowed by 60 b.p., and mortgage pass-through spreads were relatively unchanged.

•
Treasury yields rose during the second quarter despite a weak economy.  GDP growth was minimal in the first part of 2008 as housing activity continued to plummet and consumption growth slowed dramatically.  Employment growth turned negative and unemployment rose.  We expect these trends to continue through the third quarter of 2008, with 1-2% growth resuming in 4Q.  However, the market now considers the decline in the Fed Funds rate to be over, with the next move being an increase in rates later in the year as growth resumes and inflation and dollar concerns require a tightening.  Consequently, Treasury rates at the short end of the curve have increased sharply.

•
Inflation remains a critical policy issue, particularly with energy prices skyrocketing during the quarter.  Inflation remains concentrated in food and energy prices.  The major easing of U.S. monetary policy, as well as fundamental factors, have probably contributed to the decline in the dollar and the increase in inflation pressure.  This acts as a constraint against further easing, and suggests an early resumption of tightening.  We continue to think that the long term rate of monetary inflation remains 2.5%, but that factors beyond the Fed’s control will continue to push the actual inflation rate to 4.0%.

•
Despite continuing economic and financial pressures, large capital infusions and the implied Fed guarantee continue to shore up the creditworthiness of the finance sector.  Housing should be near a bottom and a narrowing real trade deficit is supporting the manufacturing sector.  Therefore, we do not expect a downward spiral in the U.S. economy or a further meltdown in the finance sector.

•	The substantial upwards move in Treasury rates has made both the Treasury and TIPS sectors much more attractive.

•
Despite the decline in corporate and CMBS spreads, we think that the CMBS, MBS, and investment grade credit sectors remain very attractive.  We are more guarded about the high yield market, which suffers in many sectors from inferior security structure, but we think that prices remain attractive in selected pockets of the high yield market.

Columbus Core Plus Portfolio Strategy

•
Portfolio performance was relatively close to the benchmark during the second quarter of 2008.  Positive factors included the portfolio’s duration strategy and its overweighting in the CMBS sector as spreads narrowed, while negatives included mortgage pass-through and high yield overweightings, as well as yield curve strategy as the curve flattened.

•	Overweightings in the mortgage and credit sectors continue to be the main factors of portfolio strategy.

•
The CMBS market continues to be substantially overweighted.  Despite their good performance during the quarter, we think these securities remain attractive due to their steady underwriting standards, favorable subordination and collateralization levels, and low foreclosure rates.  All holdings are at the senior most structural level with “AAA” ratings unimpaired.

•
Mortgage pass-through holdings are also overweighted.  We consider the pass-through market also to be relatively attractive compared to alternatives, particularly in the discount coupons.  The portfolio does not hold subprime issues or CDOs, and almost all holdings are Agency guaranteed.

•
Credit exposure remains overweighted, with an emphasis on investment-grade finance sector issuers.  The major finance issuers continue to replenish their capital despite heavy mortgage losses, protecting creditors at the expense of shareholders.  Federal Reserve lending policies have eliminated liquidity issues, and the Bear Stearns bailout sets a standard for avoiding market disruption by protecting creditors.  Spreads remain historically very wide, and we think the credit sector remains attractive.

•
While we are more cautious on the high yield credit sector due to its greater risk in a deteriorating economic environment, high yield exposure was increased as the market cheapened substantially in June.

•	Treasury and Agency holdings remain low due to the portfolio overweightings in corporates and mortgages.

•	Portfolio duration is relatively neutral to the benchmark overall, but remains concentrated in the mortgage and credit sectors with very little Treasury duration.

•	Yield curve strategy remains bulleted.

Columbus Core Portfolio Strategy

•
Portfolio performance was above the benchmark during the second quarter of 2008.  The biggest positive factors were the overweighting of the CMBS and credit markets as spreads narrowed.  Negatives included mortgage pass-through overweighting and yield curve strategy as the curve flattened.

•	Overweightings in the mortgage and credit sectors continue to be the main factors of portfolio strategy.

•
The CMBS market continues to be substantially overweighted.  Despite their good performance during the quarter, we think these securities remain attractive due to their steady underwriting standards, favorable subordination and collateralization levels, and low foreclosure rates.  All holdings are at the senior most structural level with “AAA” ratings unimpaired.

•
Mortgage pass-through holdings are also overweighted.  We consider the pass-through market also to be relatively attractive compared to alternatives, particularly in the discount coupons.  The portfolio does not hold subprime issues or CDOs, and almost all holdings are Agency guaranteed.

•
Credit exposure remains overweighted, with an emphasis on investment-grade finance sector issuers.  The major finance issuers continue to replenish their capital despite heavy mortgage losses, protecting creditors at the expense of shareholders.  Federal Reserve lending policies have eliminated liquidity issues, and the Bear Stearns bailout sets a standard for avoiding market disruption by protecting creditors.  Spreads remain historically very wide, and we think the credit sector remains attractive.

•
While we are more cautious on the high yield credit sector due to its greater risk in a deteriorating economic environment, high yield exposure was increased as the market cheapened substantially in June.

•	Treasury and Agency holdings remain low due to the portfolio overweightings in corporates and mortgages.

•	Portfolio duration is relatively neutral to the benchmark overall, but remains concentrated in the mortgage and credit sectors with very little Treasury duration.

•	Yield curve strategy remains bulleted.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

Mark M. Egan, CFA, CPA	Robert A. Crider, CFA
Reams Asset Management Company, LLC	Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 6/30/08	FUND	INDEX

SIX MONTHS	0.10%	1.13%

ONE YEAR	6.92%	7.12%

FIVE YEAR
AVERAGE ANNUAL	4.66%	3.86%

TEN YEAR
AVERAGE ANNUAL	6.15%	5.68%

This chart assumes an initial gross investment of $100,000 made on 6/30/98. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS
June 30, 2008

Principal Amount		Value
	ASSET BACKED SECURITIES 5.3%
	Americredit Automobile Receivables Trust
$1,550,000	2008-AF, Class A4, 6.960%, 10/14/2014	$1,514,935
	Capital One Auto Trust
138,644	2007-A, Class A2, 5.330%, 05/15/2010 (e)	138,659
467,299	2007-B, Class A2, 5.270%, 06/15/2010 (e)	467,161
	Capital One Multi-Asset Execution Trust
2,710,000	2005-A8, Class A, 4.400%, 08/15/2011 (e)	2,720,464
	Chase Issuance Trust
1,165,000	2005-A5, Class A5, 2.534%, 02/15/2012 (c)(e)	1,160,810
	Citibank Credit Card Issuance Trust
2,390,000	2008-A1, Class A1, 5.350%, 02/07/2020	2,284,089
	CNH Equipment Trust
1,945,000	2007-A, Class A3, 4.990%, 10/15/2010 (e)	1,958,199
	Countrywide Asset-Backed Certificates
922,400	2006-S3, Class A1, 5.460%, 06/25/2021 (c)	763,331
2,435,000	2006-S7, Class A3, 5.712%, 11/25/2035 (c)	852,401
	Hertz Vehicle Financing LLC
845,000	2004-1, Class A4, 3.230%, 05/25/2010
	(Acquired 02/01/2008, Cost $804,908) (a)(e)	830,272
1,055,000	2005-2A, Class A6, 5.080%, 11/25/2011
	(Acquired 12/15/2005 and 08/03/2007, Cost $1,054,872) (a)	988,805
	MBNA Master Credit Card Trust
980,000	2002-A5, Class A5, 2.651%, 10/15/2011 (c)(e)	978,292
	Mego Mortgage Home Loan Trust
133	1996-2, Class A, 7.275%, 08/25/2017	132
	Mid-State Trust
864,510	11, Class A1, 4.864%, 07/15/2038	784,458
	Residential Funding Mortgage Securities
630,000	2005-HS1, Class AI4, 5.110%, 09/25/2035	135,658
1,350,000	2006-HSA1, Class A3, 5.230%, 02/25/2036	493,957
1,460,000	2006-HSA1, Class A4, 5.490%, 02/25/2036	487,380
590,000	2006-HSA2, Class AI3, 5.550%, 03/25/2036	160,621
820,000	2006-HSA2, Class AI4, 5.810%, 03/25/2036	151,382
	SLM Student Loan Trust
1,285,000	2008-4, Class A1, 3.393%, 01/25/2010 (c)(e)	1,285,065
3,205,000	2008-6, Class A1, 3.073%, 10/25/2014 (c)(e)	3,205,000
1,560,000	2008-20D, Class 1, 5.370%, 04/01/2028	1,559,758
	Total Asset Backed Securities
	(Cost $23,174,899)	22,920,829

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0%

	Airlines 0.5%
	Continental Airlines
$1,595,000	5.983%, 04/19/2022 (e)	$1,319,862
	United Airlines
1,235,477	6.636%, 01/02/2022	994,559
		2,314,421
	Automobiles 0.6%
	Ford Motor Co.
2,450,000	7.450%, 07/16/2031	1,427,125
	General Motors Corp.
2,285,000	8.375%, 07/15/2033	1,353,862
		2,780,987
	Auto Components 0.1%
	Delphi Corp.
2,005,000	6.500%, 08/15/2013	418,544

	Building Products 0.2%
	USG Corp.
1,070,000	7.750%, 01/15/2018	936,250

	Commercial Banks 1.6%
	BB&T Corp.
2,220,000	4.900%, 06/30/2017	1,896,797
	Manufacturers & Traders Trust Co.
1,405,000	3.850%, 04/01/2013
	(Acquired 04/15/2008 and 05/09/2008, Cost $1,312,768) (a)(c)	1,346,058
	Marshall & Ilsley Bank
4,145,000	5.401%, 12/04/2012 (c)	3,503,731
		6,746,586
	Computers & Peripherals 0.2%
	Tyco Electronics Group S A
970,000	6.000%, 10/01/2012
	(Acquired 09/20/2007, Cost $969,573) (a)(b)	979,424

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0% (continued)

	Consumer Finance 2.2%
	ERAC USA Finance Co.
$1,990,000	6.375%, 10/15/2017
	(Acquired 10/10/2007, Cost $1,986,518) (a)	$1,778,264
	Ford Motor Credit Co.
945,000	7.800%, 06/01/2012	730,869
5,200,000	8.000%, 12/15/2016	3,779,162
	GMAC LLC
2,950,000	6.625%, 05/15/2012	2,023,750
	Residential Capital LLC
3,740,000	6.500%, 04/17/2013	1,458,600
		9,770,645
	Diversified Financial Services 5.0%
	American General Finance
1,545,000	5.900%, 09/15/2012	1,488,762
1,730,000	6.900%, 12/15/2017	1,507,807
	CIT Group Inc.
805,000	5.168%, 11/03/2010	646,013
940,000	5.610%, 02/13/2012	748,805
1,485,000	7.625%, 11/30/2012	1,234,299
1,615,000	5.310%, 12/21/2012 (c)	1,314,952
	Citigroup, Inc.
2,340,000	8.400%, 04/29/2049	2,224,427
	General Motors Acceptance Corp.
2,705,000	6.750%, 12/01/2014	1,786,504
	Genworth Global Funding
1,130,000	5.200%, 10/08/2010	1,130,308
405,000	5.250%, 05/15/2012	394,971
	International Lease Finance Corp.
1,920,000	5.350%, 03/01/2012	1,717,832
	Liberty Property LP
1,660,000	6.625%, 10/01/2017 (e)	1,552,057
	Pricoa Global Funding I
800,000	5.331%, 03/03/2009
	(Acquired 03/01/2006 and 08/03/2007, Cost $800,000) (a)(e)	799,200
1,855,000	5.400%, 10/18/2012
	(Acquired 10/11/2007 and 04/25/2008, Cost $1,852,167) (a)	1,851,819

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0% (continued)

	Diversified Financial Services 5.0% (continued)
	Simon Property Group LP
$1,515,000	5.100%, 06/15/2015	$1,370,865
770,000	5.250%, 12/01/2016	707,402
	Windsor Financing LLC
1,169,564	5.881%, 07/15/2017
	(Acquired 02/07/2006 and 08/03/2007, Cost $1,173,272) (a)	1,151,822
		21,627,845
	Diversified Telecommunication Services 1.7%
	British Telecom plc
1,380,000	5.150%, 01/15/2013 (b)	1,345,406
1,835,000	5.950%, 01/15/2018 (b)	1,754,280
	Comcast Cable Communications Holdings, Inc.
975,000	8.375%, 03/15/2013	1,073,248
	Deutsche Telekom International Finance BV
1,105,000	5.750%, 03/23/2016 (b)	1,078,163
	Telecom Italia Capital
1,060,000	5.250%, 11/15/2013 (b)	1,001,325
	Telefonica Emisiones SAU
1,200,000	6.221%, 07/03/2017 (b)	1,199,427
		7,451,849
	Electric Utilities 2.6%
	Commonwealth Edison Co.
790,000	5.950%, 08/15/2016	786,028
440,000	6.150%, 09/15/2017 (e)	438,791
	Entergy Arkansas
1,235,000	5.660%, 02/01/2025	1,098,364
	Entergy Gulf States Inc.
1,510,000	4.875%, 11/01/2011	1,479,783
	Entergy Louisiana LLC
765,000	5.500%, 04/01/2019	715,420
	Great River Energy
1,975,000	5.829%, 07/01/2017
	(Acquired Multiple Dates, Cost $1,976,029) (a)	1,961,076
465,000	7.233%, 07/01/2038 (Acquired 04/23/2008, Cost $465,000) (a)	474,793

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0% (continued)

	Electric Utilities 2.6% (continued)
	Indianapolis Power & Light Co.
$345,000	6.300%, 07/01/2013
	(Acquired 10/17/2006 and 08/03/2007, Cost $354,883) (a)	$355,606
1,045,000	6.050%, 10/01/2036
	(Acquired Multiple Dates, Cost $1,013,388) (a)	943,072
	Mackinaw Power LLC
961,785	6.296%, 10/31/2023
	(Acquired Multiple Dates, Cost $964,520) (a)	963,574
	Public Service Electric & Gas
550,000	5.000%, 01/01/2013	552,501
	Tenaska Gateway Partners
590,341	6.052%, 12/30/2023
	(Acquired 05/31/2007 and 08/03/2007, Cost $590,341) (a)	564,703
	Westar Energy Inc.
1,030,000	6.000%, 07/01/2014	1,044,042
		11,377,753
	Food & Staples Retailing 0.5%
	Kraft Foods, Inc.
2,180,000	6.125%, 02/01/2018	2,119,137

	Gas Utilities 0.4%
	Alliance Pipeline U.S.
233,535	4.591%, 12/31/2025
	(Acquired Multiple Dates, Cost $218,237) (a)	233,962
	Gulfstream Natural Gas
845,000	5.560%, 11/01/2015
	(Acquired Multiple Dates, Cost $838,414) (a)	819,344
	Source Gas LLC
680,000	5.900%, 04/01/2017
	(Acquired 04/11/2007 and 08/03/2007, Cost $677,858) (a)	623,921
	Southern Star Cent Gas
195,000	6.000%, 06/01/2016
	(Acquired Multiple Dates, Cost $192,317) (a)	190,125
		1,867,352

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0% (continued)

	Hotels, Restaurants & Leisure 0.4%
	Harrahs Operating Co., Inc.
$1,430,000	1.750%, 02/01/2016
	(Acquired Multiple Dates, Cost $1,209,572) (a)	$1,186,900
830,000	5.750%, 10/01/2017	435,750
		1,622,650
	Insurance 2.7%
	Allstate Life Global Funding
2,460,000	5.375%, 04/30/2013	2,450,354
	Jackson National Life Global Funding
810,000	5.125%, 02/10/2011
	(Acquired 02/03/2006 and 08/03/2007, Cost $809,328) (a)	824,395
880,000	5.375%, 05/08/2013 (Acquired 05/01/2008, Cost $879,314) (a)	871,267
	Met Life Global Funding
2,070,000	5.125%, 04/10/2013
	(Acquired 04/07/2008 and 04/25/2008, Cost $2,065,897) (a)	2,038,304
	Monumental Global Funding
1,195,000	5.254%, 01/25/2013
	(Acquired 12/14/2007 and 05/15/2008, Cost $1,146,075) (a)	1,129,076
1,530,000	5.500%, 04/22/2013
	(Acquired 04/18/2008 and 04/22/2008, Cost $1,532,178) (a)	1,530,757
	Nationwide Life Global Fund
745,000	5.450%, 10/02/2012 (Acquired 09/25/2007, Cost $744,069) (a)	765,997
	New York Life Global Funding
1,200,000	5.250%, 10/16/2012 (Acquired 10/09/2007, $1,199,484) (a)	1,206,452
	Protective Life Corp.
800,000	5.450%, 09/28/2012	793,992
		11,610,594
	Media 1.1%
	Comcast Corp.
1,020,000	6.300%, 11/15/2017 (e)	1,010,819
	Time Warner, Inc.
1,395,000	5.400%, 07/02/2012	1,380,909
1,215,000	6.750%, 07/01/2018	1,223,057
955,000	7.700%, 05/01/2032 (e)	977,732
		4,592,517

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0% (continued)

	Metals & Mining 0.2%
	U.S. Steel Corp.
$1,025,000	5.650%, 06/01/2013	$998,005

	Multi-Utilities & Unregulated Power 1.1%
	Aes Eastern Energy
743,191	9.000%, 01/02/2017	793,357
	Edison Mission Energy Funding
144,831	7.330%, 09/15/2008 (Acquired 10/23/2002, Cost $143,907) (a)	144,288
	Homer City Funding LLC
1,660,500	8.137%, 10/01/2019	1,735,222
	Kern River Funding Corp.
956,340	4.893%, 04/30/2018
	(Acquired Multiple Dates, Cost $936,320) (a)	922,562
	Kiowa Power Partners LLC
749,161	4.811%, 12/30/2013
	(Acquired Multiple Dates, Cost $774,837) (a)	732,275
	Midwest Generation LLC
349,848	Series 2000, 8.300%, 07/02/2009	352,472
		4,680,176
	Oil, Gas & Consumable Fuels 0.2%
	Tennessee Gas Pipeline Co.
1,005,000	7.500%, 04/01/2017	1,058,901

	Real Estate Investment Trusts 0.7%
	AMB Property LP
1,370,000	6.300%, 06/01/2013	1,361,432
	Prologis Trust
1,175,000	5.625%, 11/15/2016 (e)	1,088,224
415,000	6.625%, 05/15/2018	408,799
		2,858,455
	Transportation 2.0%
	Burlington North Santa Fe
134,344	6.230%, 07/02/2018	139,403
669,665	4.830%, 01/15/2023	630,262
1,113,752	5.996%, 04/01/2024	1,117,984

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 25.0% (continued)

	Transportation 2.0% (continued)
	Canadian National Railway Co.
$1,225,000	4.950%, 01/15/2014 (b)(e)	$1,217,029
	CSX Transportation, Inc.
990,000	5.750%, 03/15/2013	970,395
1,970,000	6.251%, 01/15/2023	1,973,708
	Union Pacific Corp.
1,425,000	5.450%, 01/31/2013	1,428,798
506,697	6.061%, 01/17/2023	522,727
698,485	5.866%, 07/02/2030	682,818
		8,683,124
	Utilities 1.0%
	Appalachian Power Co.
1,075,000	5.650%, 08/15/2012	1,075,471
	Indiantown Cogeneration
582,934	9.260%, 12/15/2010	609,906
560,000	9.770%, 12/15/2020	614,751
	West Penn Power Co.
1,860,000	5.950%, 12/15/2017
	(Acquired Multiple Dates, Cost $1,856,095) (a)	1,862,855
		4,162,983
	Total Corporate Bonds
	(Cost $117,008,251)	108,658,198

	MORTGAGE BACKED SECURITIES 69.7%
	Banc of America Commercial Mortgage Inc.
3,225,000	Series 2006-1, Class A4, 5.372%, 09/10/2045	3,074,399
3,370,000	Series 2005-5, Class A2, 5.001%, 10/10/2045	3,352,993
1,327,823	Series 2006-6, Class A1, 5.226%, 10/10/2045	1,322,739
1,550,000	Series 2005-6, Class A2, 5.165%, 09/10/2047	1,545,671
3,675,000	Series 2007-3, Class A2, 5.659%, 06/10/2049	3,626,944
	Citigroup/Deutsche Bank Commercial Mortgage Trust
2,215,000	Series 2006-CD3, Class A5, 5.617%, 10/15/2048	2,128,432
687,210	Series 2006-C5, Class A1, 5.273%, 10/15/2049	684,402
1,755,000	Series 2006-C5, Class A2, 5.378%, 10/15/2049	1,733,103

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 69.7% (continued)
	Commercial Mortgage Pass-Through Certificate
$2,403,169	Series 2003-LB1A, Class A1, 3.251%, 06/10/2038	$2,292,931
3,600,000	Series 2006-C7, Class A4, 5.768%, 06/10/2046	3,520,991
	Credit Suisse First Boston Mortgage Securities Corp.
557,374	Pool # 2005-10, 5.000%, 09/25/2015	533,777
171,226	Pool # 1998-C2, 6.300%, 11/15/2030 (e)	171,847
100,790	Pool # 2003-1, 7.000%, 02/25/2033	101,523
515,000	Pool # 2006-C5, 5.246%, 12/15/2039	505,630
1,710,000	Pool # 2007-C2, 5.448%, 01/15/2049	1,676,013
	CWCapital Cobalt
1,575,000	Series 2006-C1, Class A2, 5.174%, 08/15/2048	1,544,887
	FHLMC Pools
122,129	Pool # M80779, 5.000%, 11/01/2009	123,731
1,379,978	Pool # E0-1418, 4.000%, 07/01/2018	1,311,376
1,118,777	Pool # E01647, 4.000%, 05/01/2019	1,061,096
1,311,090	Pool # G1-1678, 4.500%, 04/01/2020	1,278,477
700,737	Pool # A45788, 6.500%, 05/01/2035	727,439
	FHLMC Remic
208,540	Series 2630, Class KL, 3.500%, 04/15/2013 (e)	208,487
81,383	Series 2508, Class CR, 4.500%, 03/15/2016 (e)	81,586
1,036,126	Series 2875, Class PN, 4.000%, 04/15/2024 (e)	1,037,147
2,889,842	Series 2990, Class EN, 4.500%, 02/15/2033	2,860,107
2,092,483	Series 3031, Class LN, 4.500%, 08/15/2033	2,071,760
2,180,090	Series 3202, Class LN, 4.500%, 03/15/2035	2,153,058
	FNMA Pool
907,969	Pool # 555648, 4.543%, 06/01/2013	891,129
738,651	Pool # 735065, 4.498%, 08/01/2013	724,029
896,130	Pool # 254919, 4.000%, 09/01/2018	851,996
3,751,380	Pool # 735841, 4.500%, 11/01/2019	3,659,237
2,682,778	Pool # 888105, 5.000%, 08/01/2020	2,680,235
1,542,037	Pool # 952768, 7.000%, 09/01/2037	1,618,118
691,263	Pool # 2002T4, 7.500%, 12/25/2041	735,854
	FNMA Pools
915,962	Pool # 725564, 4.495%, 04/01/2009 (e)	915,962
1,366,245	Pool # 386341, 3.810%, 08/01/2013	1,298,090
1,137,681	Pool # 386441, 3.980%, 08/01/2013	1,097,087
3,865,173	Pool # 357312, 5.000%, 12/01/2017	3,861,510
145,769	Pool # 254759, 4.500%, 06/01/2018	142,553

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 69.7% (continued)
	FNMA Pools (continued)
$2,580,722	Pool # 254865, 4.500%, 09/01/2018	$2,523,784
1,719,083	Pool # 725546, 4.500%, 06/01/2019	1,676,858
27,048	Pool # 433043, 6.500%, 06/01/2028	28,147
54,442	Pool # 447704, 6.500%, 11/01/2028	56,652
20,268	Pool # 448235, 6.500%, 11/01/2028	21,091
73,851	Pool # 448635, 6.500%, 11/01/2028	76,850
3,590	Pool # 449012, 6.500%, 11/01/2028	3,735
25,677	Pool # 487778, 6.500%, 03/01/2029	26,704
958,604	Pool # 555203, 7.000%, 09/01/2032	1,007,614
	FNMA Remic
85,000	Series 1994-3, Class PL, 5.500%, 01/25/2024	86,158
2,145,431	Series 2005-95, Class LN, 4.500%, 03/25/2033	2,120,138
40,597	Series 2004-64, Class BA, 5.000%, 03/25/2034	40,433
960,000	Series 2004-26, Class PE, 4.500%, 04/25/2034	874,928
844,015	Series 2004-T2, Class IA3, 7.000%, 11/25/2043	904,430
	FNMA TBA
59,745,000	4.500%, 07/01/2034 (d)	55,357,447
14,925,000	5.000%, 07/01/2034 (d)	14,304,687
12,125,000	5.500%, 07/01/2034 (d)	11,950,703
2,420,000	4.500%, 08/15/2035 (d)	2,241,525
14,565,000	6.000%, 08/01/2037 (d)	14,651,487
	GMAC Commercial Mortgage Securities Inc.
2,052,209	Pool # 2005-21, 5.000%, 03/20/2035	1,744,179
2,334,408	Pool # 2003-C1, 3.337%, 05/10/2036	2,237,095
	GNMA Pool
9,528	Pool # 36629, 9.500%, 10/15/2009	9,812
	GNMA TBA
22,100,000	5.500%, 08/01/2034 (d)	21,920,438
29,100,000	5.000%, 08/15/2035 (d)	28,117,875
17,320,000	6.000%, 08/15/2035 (d)	17,525,675
	Greenwich Capital Commercial Funding Corp.
2,945,000	Series 2005-GG5, Class A2, 5.117%, 04/10/2037	2,938,952
1,660,000	Series 2005-GG5, Class A5, 5.224%, 04/10/2037	1,594,125
770,000	Series 2006-GG7, Class A2, 5.914%, 07/10/2038	775,638
1,557,640	Series 2007-GG11, Class A1, 5.358%, 12/10/2049	1,524,118

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 69.7% (continued)
	GS Mortgage Securities Corp. II
$3,199,048	Series 2007-EOP, Class A1, 5.410%, 03/06/2020
	(Acquired Multiple Dates, Cost $3,144,055) (a)(c)(e)	$2,993,352
	LB-UBS Commercial Mortgage Trust
210,652	Series 2003-C, Class A2, 3.086%, 05/15/2027 (e)	210,064
470,000	Series 2005-C3, Class A2, 4.553%, 07/15/2030	466,799
1,590,000	Series 2005-C5, Class A2, 4.885%, 09/15/2030	1,586,533
4,300,000	Series 2005-C7, Class A2, 5.103%, 11/15/2030	4,289,307
1,465,000	Series 2005-C7, Class A4, 5.197%, 11/15/2030	1,407,735
510,879	Series 1998-C4, Class A2, 6.300%, 10/15/2035 (e)	511,798
3,070,000	Series 2006-C6, Class A4, 5.372%, 09/15/2039	2,904,678
680,000	Series 2007-C1, Class A2, 5.318%, 02/15/2040	664,760
4,100,000	Series 2007-C2, Class A2, 5.330%, 02/15/2040	3,999,001
	Master Alternative Loans Trust
612,970	Pool # 2004-6, 4.500%, 07/25/2014	590,328
	Master Asset Securitization Trust
497,550	Pool # 2004-3, 4.750%, 01/25/2014	476,854
	Merrill Lynch Commercial Mortgage Trust
132,370	Series 2002-MW1, Class A2, 4.929%, 07/12/2034 (e)	132,207
1,473,791	Series 2006-C2, Class A1, 5.601%, 08/12/2043	1,481,338
1,294,093	Series 2006-3, Class A1, 4.711%, 07/12/2046	1,281,529
720,000	Series 2007-7, Class A2, 5.693%, 06/12/2050	708,642
1,960,000	Series 2007-C1, Class A2, 5.725%, 06/12/2050	1,934,629
	Morgan Stanley Capital I
837,199	Series 2003-IQ4, Class A1, 3.270%, 05/15/2040	822,998
4,335,000	Series 2006-IQ11, Class A4, 5.944%, 10/15/2042	4,232,411
2,530,902	Series 2007-HQ13, Class A1, 5.357%, 12/15/2044	2,500,702
	Residential Accredit Loans, Inc.
1,561,267	Series 2004-QS4, Class A1, 4.350%, 03/25/2034	1,397,833
	Wachovia Bank Commercial Mortgage Trust
1,070,025	Series 2003-C5, Class A1, 2.986%, 06/15/2035	1,030,042
3,605,000	Series 2005-C22, Class A4, 5.445%, 12/15/2044	3,479,412
1,895,000	Series 2006-C23, Class A4, 5.418%, 01/15/2045 (e)	1,804,469
6,830,000	Series 2006-C24, Class A3, 5.558%, 03/15/2045 (e)	6,553,325
3,360,000	Series 2007-C31, Class A2, 5.421%, 04/15/2047	3,273,769
2,395,000	Series 2006-C29, Class A4, 5.380%, 11/15/2048	2,245,156
1,209,615	Series 2007-C32, Class A1, 5.686%, 06/15/2049	1,205,991

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 69.7% (continued)
	Wells Fargo Mortgage Backed Securities Trust
$2,561,035	Pool # 2006-3, 5.500%, 03/25/2036	$2,517,953
	Total Mortgage Backed Securities
	(Cost $301,632,731)	302,251,239

	INSTITUTIONAL TERM LOANS 1.9%
	Community Health Systems, Inc.
51,353	7.848%, 07/02/2014	48,339
753,081	7.570%, 07/25/2014	708,875
	Ford Motor Co.
1,195,980	8.320%, 12/15/2013	959,774
2,092,497	8.360%, 12/15/2013	1,679,229
	Georgia Pacific Corp.
843,528	7.800%, 12/20/2012	795,025
	General Motors Corp.
2,941,250	1.375%, 11/01/2013	2,441,237
	HCA Inc.
640,250	8.110%, 11/17/2013	601,067
	Lyondell Chemical Co.
1,185,000	6.396%, 12/20/2014	1,030,950
	Total Loans
	(Cost $9,155,675)	8,264,496

	U.S. TREASURY OBLIGATIONS 0.1%
	U.S. Treasury Bonds 0.1%
5,000	3.875%, 05/15/2018	4,958
580,000	5.000%, 05/15/2037	623,319
		628,277
	Total U.S. Treasury Obligations
	(Cost $611,860)	628,277

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	SHORT-TERM INVESTMENTS 38.3%
	US Government Agency Issues (f) 32.5%
	Federal Home Loan Bank Discount Note
$100,425,000	0.000%, 07/01/2008	$100,419,923
7,270,000	2.650%, 06/04/2009 (e)	7,254,573
4,075,000	3.000%, 06/23/2009 (e)	4,079,067
		111,753,563
	Fannie Mae
16,710,000	0.000%, 12/03/2008 (e)	16,524,380
	Freddie Mac
12,615,000	0.000%, 07/23/2008 (e)	12,597,654
		29,122,034
	Variable Rate Demand Notes (g) 5.8%
7,994,025	American Family Financial Services, Inc., 4.595%, 12/31/2031	7,994,025
17,305,879	U.S. Bank Demand Note, 2.233%, 12/31/2031	17,305,879
		25,299,904
	Total Short-Term Investments
	(Cost $166,175,501)	166,175,501

	Total Investments 140.3%
	(Cost $617,758,917)	608,898,540

	Liabilities in Excess of Other Assets (40.3)%	(174,983,696)

	TOTAL NET ASSETS 100.0%	$433,914,844

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $33,064,320 (7.6% of net assets) at June 30, 2008.

(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Adjustable Rate.
(d)	When-issued security.
(e)	Security marked as segregated to cover when-issued security.
(f)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(g)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Credit Default Swaps
			(Pay)/
			Receive
	Reference	Buy/Sell	Fixed	Expiration	Notional	Unrealized
Counterparty	Entity	Protection	Rate	Date	Amount	Depreciation
JP Morgan	Ford Motor
	Credit Co.	Sell	5.15%	3/20/11	$2,250,000	$364,350
JP Morgan	Dow Jones North
	American High
	Yield Index	Sell	1.55%	6/20/13	17,850,000	317,115
Goldman	Dow Jones North
Sachs	American High
	Yield Index	Sell	5.00%	6/21/13	42,100,000	287,097
					$62,220,000	$968,562

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

Assets:
Investments at value (cost $617,758,917)	$608,898,540
Cash	798,773
Interest receivable	2,606,015
Deposits with broker and custodian for swaps	879,113
Receivable for Fund shares sold	1,137,427
Receivable for investments sold	157,633,338
Prepaid expenses and other assets	26,251
Total assets	771,979,457

Liabilities:
Payable for investments purchased	335,919,419
Payable for Fund shares purchased	915,235
Payable for swap agreements	88,640
Unrealized depreciation on swaps	968,562
Accrued investment advisory fee	72,450
Accrued expenses	100,307
Total liabilities	338,064,613
Net Assets	$433,914,844

Net Assets Consist of:
Paid in capital	$438,897,556
Accumulated net investment income	968,538
Accumulated net realized gain on investments sold,
swap contracts and foreign currency	3,877,689
Net unrealized depreciation on:
Investments	(8,860,377)
Swap contracts	(968,562)
Net Assets	$433,914,844

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	100,000,000
Issued and outstanding	14,118,580
Net Asset Value, Redemption Price and Offering Price Per Share	$30.73

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2008
Investment Income:
Interest	$22,195,361
Dividend	283,360
22,478,721

Expenses:
Investment advisory fees (Note 3)	1,734,350
Fund administration and accounting fees	164,836
Custody fees	64,877
Legal fees	34,189
Audit fees	32,975
Federal and state registration fees	28,940
Shareholder servicing fees	25,709
Reports to shareholders	8,952
Chief Compliance Officer expenses	7,340
Directors’ fees and related expenses	7,271
Other	15,222
Total expenses before waiver	2,124,661
Waiver of expenses by Adviser (Note 3)	(802,439)
Net expenses	1,322,222
Net Investment Income	21,156,499

Realized and Unrealized
Gain on Investments:
Realized gain on:
Investments	14,888,690
Swap contracts	513,045
Foreign currency translation	24,984
Change in net unrealized appreciation/depreciation on:
Investments	(7,299,904)
Swap contracts	(1,217,325)
Net Realized and Unrealized
Gain on Investments	6,909,490
Net Increase in Net Assets
Resulting from Operations	$28,065,989

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment income	$21,156,499	$14,451,056
Net realized gain on:
Investments	14,888,690	5,102,933
Swap contracts	513,045	68,819
Foreign currency translation	24,984	75,201
Change in net unrealized appreciation/depreciation on:
Investments	(7,299,904)	2,437,286
Swap contracts	(1,217,325)	254,715
Net increase in net assets resulting from operations	28,065,989	22,390,010

Distributions
Paid From:
Net investment income	(21,303,876)	(14,405,929)
Net realized gain on investments	(3,906,915)	—
Net decrease in net assets resulting
from distributions paid	(25,210,791)	(14,405,929)

Capital Share
Transactions:
Shares issued in connection with acquisition of
Columbus Core Plus Fund (see Note 7)	139,917,106	—
Shares sold	106,418,312	31,004,977
Shares issued to holders in
reinvestment of distributions	23,395,411	13,258,827
Shares redeemed	(115,500,980)	(89,297,680)
Net increase (decrease) in net assets resulting
from capital share transactions	154,229,849	(45,033,876)

Total Increase (Decrease) in Net Assets	157,085,047	(37,049,795)

Net Assets:
Beginning of year	276,829,797	313,879,592
End of year
(includes undistributed net investment income (loss)
of $968,538 and $(89,897), respectively)	$433,914,844	$276,829,797
The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Year	$30.40	$29.72	$31.50	$30.51	$31.92

Income (Loss)
from Investment
Operations:
Net investment income	1.48	1.54	1.41	1.13	0.99
Net realized and unrealized
gain (loss) on investments	0.61	0.68	(1.30)	0.98	(0.45)
Total Income from
Investment Operations	2.09	2.22	0.11	2.11	0.54

Less Distributions
Paid:
From net investment income	(1.49)	(1.54)	(1.45)	(1.12)	(0.98)
From net realized gain on investments	(0.27)	—	(0.44)	—	(0.97)
Total Distributions Paid	(1.76)	(1.54)	(1.89)	(1.12)	(1.95)
Net Asset Value, End of Year	$30.73	$30.40	$29.72	$31.50	$30.51

Total Return	6.92%	7.52%	0.36%	7.00%	1.71%

Supplemental Data
and Ratios:
Net assets, end of year (in thousands)	$433,915	$276,830	$313,880	$316,474	$346,733
Ratio of expenses to average net assets(1)	0.30%	0.20%	0.20%	0.41%	0.43%
Ratio of net investment income
to average net assets(1)	4.87%	4.95%	4.59%	3.30%	2.71%
Portfolio turnover rate	1,093%	978%	1,247%	1,222%	1,409%

(1)
Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.49%, 0.50%, 0.50%, 0.50%, and 0.51%, and the ratio of net investment income to average net assets would have been 4.68%, 4.65%, 4.29%, 3.21%, and 2.63% for the years ended June 30, 2008, June 30, 2007, June 30, 2006, June 30, 2005 and June 30, 2004, respectively.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  2/23/01 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/08	FUND	INDEX

SIX MONTHS	1.10%	1.13%

ONE YEAR	7.89%	7.12%

FIVE YEAR
AVERAGE ANNUAL	4.33%	3.86%

SINCE COMMENCEMENT
AVERAGE ANNUAL	5.26%	5.45%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS
June 30, 2008

Principal Amount		Value
	ASSET BACKED SECURITIES 5.3%
	Americredit Automobile Receivables Trust
$526,181	2007-DF, Class A2A, 5.660%, 01/06/2011 (c)(e)	$528,521
355,000	2008-AF, Class A4, 6.960%, 10/14/2014	346,969
	Capital One Auto Trust
38,370	2007-A, Class A2, 5.330%, 05/15/2010 (e)	38,374
112,750	2007-B, Class A2, 5.270%, 06/15/2010 (e)	112,716
	Capital One Multi-Asset Execution Trust
620,000	2005-A8, Class A, 4.400%, 08/15/2011 (e)	622,394
	Chase Issuance Trust
270,000	2005-A5, Class A5, 2.534%, 02/15/2012 (c)(e)	269,029
	Citibank Credit Card Issuance Trust
520,000	2008-A1, Class A1, 5.350%, 02/07/2020	496,957
	CNH Equipment Trust
445,000	2007-A, Class A3, 4.990%, 10/15/2010 (e)	448,020
	Hertz Vehicle Financing LLC
230,000	2004-1, Class A4, 3.230%, 05/25/2010
	(Acquired 02/01/2008, Cost $219,088) (a)(e)	225,991
295,000	2005-2A, Class A6, 5.080%, 11/25/2011
	(Acquired 12/15/2005 and 08/03/2007, Cost $294,952) (a)	276,490
	Keystone Owner Trust
39,068	1998-P1, Class M1, 7.530%, 05/25/2025
	(Acquired 04/22/2003 and 08/03/2007, Cost $40,722) (a)	38,569
	MBNA Master Credit Card Trust
225,000	2002-A5, Class A5, 2.651%, 10/15/2011 (c)(e)	224,608
	Mid-State Trust
268,959	11, Class A1, 4.864%, 07/15/2038	244,054
	SLM Student Loan Trust
285,000	2008-4, Class A1, 3.393%, 01/25/2010 (c)(e)	285,014
740,000	2008-6, Class A1, 3.073%, 10/25/2014 (c)(e)	740,000
345,000	2008-20D, Class 1, 5.370%, 04/01/2028	344,947
	Total Asset Backed Securities
	(Cost $5,306,463)	5,242,653

	CORPORATE BONDS 24.9%
	Commercial Banks 2.3%
	BB&T Corp.
510,000	4.900%, 06/30/2017	435,750

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 24.9% (continued)

	Commercial Banks 2.3% (continued)
	Firstar Bank
$480,000	7.125%, 12/01/2009	$498,024
	Marshall & Ilsley Bank
895,000	5.401%, 12/04/2012 (c)	756,535
	Suntrust Bank
695,000	5.092%, 05/21/2012	651,649
		2,341,958
	Computers & Peripherals 0.2%
	Tyco Electronics Group S A
185,000	6.000%, 10/01/2012
	(Acquired 09/20/2007, Cost $184,919) (a)(b)	186,797

	Consumer Finance 0.8%
	ERAC USA Finance Co.
375,000	6.375%, 10/15/2017 (Acquired 10/10/2007, Cost $374,344) (a)	335,100
	Household Finance Corp.
435,000	6.375%, 10/15/2011	444,895
		779,995
	Diversified Financial Services 4.0%
	American General Finance
275,000	5.900%, 09/15/2012	264,990
385,000	6.900%, 12/15/2017	335,553
	Cargill, Inc.
230,000	5.600%, 09/15/2012 (Acquired 09/06/2007, Cost $229,929) (a)	231,773
	CIT Group Inc.
195,000	5.168%, 11/03/2010	156,488
210,000	5.610%, 02/13/2012	167,286
335,000	7.625%, 11/30/2012	278,445
395,000	5.310%, 12/21/2012 (c)	321,613
	Citigroup, Inc.
140,000	5.500%, 02/15/2017	127,673
	Genworth Global Funding
210,000	5.200%, 10/08/2010	210,057
	International Lease Finance Corp.
370,000	5.350%, 03/01/2012	331,040

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 24.9% (continued)

	Diversified Financial Services 4.0% (continued)
	Liberty Property LP
$365,000	6.625%, 10/01/2017	$341,266
	Pricoa Global Funding I
180,000	5.331%, 03/03/2009
	(Acquired 03/01/2006 and 08/03/2007, Cost $180,000) (a)(c)(e)	179,820
405,000	5.400%, 10/18/2012
	(Acquired 10/11/2007 and 04/25/2008, Cost $404,754) (a)	404,305
	Simon Property Group LP
340,000	5.100%, 06/15/2015	307,653
165,000	5.250%, 12/01/2016	151,586
	Windsor Financing LLC
200,956	5.881%, 07/15/2017
	(Acquired Multiple Dates, Cost $200,713) (a)	197,908
		4,007,456
	Diversified Telecommunication Services 1.2%
	British Telecom plc
275,000	5.150%, 01/15/2013 (b)	268,106
	Comcast Cable Communications Holdings, Inc.
180,000	8.375%, 03/15/2013	198,138
	Deutsche Telekom International Finance BV
285,000	5.750%, 03/23/2016 (b)	278,078
	Telecom Italia Capital
240,000	5.250%, 11/15/2013 (b)	226,715
	Telefonica Emisiones SAU
265,000	6.221%, 07/03/2017 (b)	264,874
		1,235,911
	Electric Utilities 4.1%
	Commonwealth Edison Co.
640,000	4.740%, 08/15/2010	637,551
200,000	5.950%, 08/15/2016	198,994
95,000	6.150%, 09/15/2017	94,739
	Entergy Arkansas Inc.
400,000	5.000%, 07/01/2018
	(Acquired 06/18/2003 and 08/03/2007, Cost $394,653) (a)	360,899

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 24.9% (continued)

	Electric Utilities 4.1% (continued)
	Entergy Gulf States, Inc.
$345,000	4.875%, 11/01/2011	$338,096
235,000	5.250%, 08/01/2015	221,610
	Entergy Louisiana LLC
170,000	5.500%, 04/01/2019	158,982
	FPL Energy Virginia Funding Corp.
152,133	7.520%, 06/30/2019
	(Acquired 02/10/2006 and 08/03/2007, Cost $162,260) (a)	176,676
	Great River Energy
375,000	5.829%, 07/01/2017
	(Acquired 06/21/2007 and 08/03/2007, Cost $375,000) (a)	372,356
100,000	7.233%, 07/01/2038 (Acquired 04/23/2008, Cost $100,000) (a)	102,106
	Indianapolis Power & Light Co.
80,000	6.300%, 07/01/2013
	(Acquired 10/17/2006 and 08/03/2007, Cost $82,341) (a)	82,460
240,000	6.050%, 10/01/2036
	(Acquired Multiple Dates, Cost $233,098) (a)	216,591
	Mackinaw Power LLC
239,250	6.296%, 10/31/2023
	(Acquired Multiple Dates, Cost $239,618) (a)	239,695
	Public Service Electric & Gas
450,000	5.300%, 05/01/2018	443,939
	Virginia Electric & Power Co.
260,000	5.950%, 09/15/2017	261,289
	Westar Energy Inc.
220,000	6.000%, 07/01/2014	222,999
		4,128,982
	Food & Staples Retailing 0.3%
	General Mills, Inc.
275,000	5.650%, 09/10/2012	280,407

	Gas Utilities 1.2%
	Alliance Pipeline U.S.
432,039	4.591%, 12/31/2025
	(Acquired Multiple Dates, Cost $401,250) (a)	432,830

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 24.9% (continued)

	Gas Utilities 1.2% (continued)
	Gulfstream Natural Gas
$195,000	5.560%, 11/01/2015
	(Acquired Multiple Dates, Cost $195,216) (a)	$189,079
	Northern Natural Gas Co.
370,000	5.375%, 10/31/2012 (Acquired 04/05/2006, Cost $367,010) (a)	374,077
	Source Gas LLC
175,000	5.900%, 04/01/2017
	(Acquired 04/11/2007 and 08/03/2007, Cost $174,449) (a)	160,568
	Southern Star Cent Gas
50,000	6.000%, 06/01/2016
	(Acquired 04/06/2006 and 08/03/2007, Cost $49,832) (a)	48,750
		1,205,304
	Insurance 4.5%
	Allstate Life Global Funding
535,000	5.375%, 04/30/2013	532,902
	Genworth Financial, Inc.
325,000	5.650%, 06/15/2012	310,515
	Jackson National Life Global Funding
270,000	5.125%, 02/10/2011
	(Acquired Multiple Dates, Cost $268,668) (a)	274,798
205,000	5.375%, 05/08/2013
	(Acquired 05/01/2008 and 05/28/2008, Cost $204,507(a)	202,966
	Met Life Global Funding
425,000	5.125%, 04/10/2013 (Acquired 04/07/2008, Cost $424,686) (a)	418,492
	Monumental Global Funding
275,000	5.254%, 01/25/2013
	(Acquired 12/14/2007 and 05/15/2008, Cost $263,561) (a)	259,829
330,000	5.500%, 04/22/2013
	(Acquired 04/18/2008 and 04/22/2008, Cost $330,436) (a)	330,163
	Nationwide Life Global Fund
795,000	5.450%, 10/02/2012 (Acquired 09/25/2007, Cost $794,006) (a)	817,406
	New York Life Global Funding
225,000	5.250%, 10/16/2012 (Acquired 10/09/2007, Cost $224,903) (a)	226,210
	Principal Life Funding
295,000	5.150%, 06/17/2011	296,758
	Protective Life Corp.
795,000	5.450%, 09/28/2012	789,030
		4,459,069

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 24.9% (continued)

	Media 1.1%
	Comcast Corp.
$280,000	6.300%, 11/15/2017	$277,480
	Time Warner, Inc.
280,000	5.400%, 07/02/2012	277,172
280,000	6.750%, 07/01/2018	281,857
220,000	7.700%, 05/01/2032	225,236
		1,061,745
	Multi-Utilities & Unregulated Power 0.8%
	Kern River Funding Corp.
253,260	4.893%, 04/30/2018
	(Acquired Multiple Dates, Cost $248,694) (a)	244,315
	Kiowa Power Partners LLC
204,317	4.811%, 12/30/2013
	(Acquired 11/22/2004 and 08/03/2007, Cost $211,707) (a)	199,711
	Midamerican Energy Holdings
355,000	6.500%, 09/15/2037 (e)	358,540
		802,566
	Oil, Gas & Consumable Fuels 0.4%
	PF Export Receivables Master Trust
350,436	3.748%, 06/01/2013
	(Acquired Multiple Dates, Cost $349,751) (a)	348,358

	Real Estate Investment Trusts 0.7%
	AMB Property LP
390,000	6.300%, 06/01/2013	387,561
	Prologis Trust
250,000	5.625%, 11/15/2016	231,537
90,000	6.625%, 05/15/2018	88,655
		707,753
	Transportation 2.7%
	Burlington North Santa Fe
570,143	6.230%, 07/02/2018	591,614
365,015	4.575%, 01/15/2021	332,413
	Canadian National Railway Co.
280,000	4.950%, 01/15/2014 (b)	278,178

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	CORPORATE BONDS 24.9% (continued)

	Transportation 2.7% (continued)
	CSX Transportation, Inc.
$145,000	6.750%, 03/15/2011 (e)	$150,271
435,000	6.251%, 01/15/2023	435,819
	Union Pacific Corp.
320,000	5.450%, 01/31/2013	320,853
581,032	5.404%, 07/02/2025	583,870
		2,693,018
	Utilities 0.6%
	Appalachian Power Co.
235,000	5.650%, 08/15/2012	235,103
	West Penn Power Co.
410,000	5.950%, 12/15/2017
	(Acquired Multiple Dates, Cost $409,144) (a)	410,629
		645,732
	Total Corporate Bonds
	(Cost $25,437,886)	24,885,051

	MORTGAGE BACKED SECURITIES 71.4%
	Banc of America Commercial Mortgage Inc.
710,000	Series 2006-1, Class A4, 5.372%, 09/10/2045	676,844
180,000	Series 2005-5, Class A2, 5.001%, 10/10/2045	179,092
369,517	Series 2006-6, Class A1, 5.226%, 10/10/2045	368,102
345,000	Series 2005-6, Class A2, 5.165%, 09/10/2047	344,036
805,000	Series 2007-3, Class A2, 5.659%, 06/10/2049	794,473
	Chase Commercial Mortgage Securities Corp.
214,697	Series 1998-2, Class A2, 6.390%, 11/18/2030 (e)	215,234
	Citigroup/Deutsche Bank Commercial Mortgage Trust
495,000	Series 2006-CD3, Class A5, 5.617%, 10/15/2048	475,654
173,824	Series 2006-C5, Class A1, 5.273%, 10/15/2049	173,114
390,000	Series 2006-C5, Class A2, 5.378%, 10/15/2049	385,134
	Commercial Mortgage Pass-Through Certificate
675,104	Series 2003-LB1A, Class A1, 3.251%, 06/10/2038	644,136
775,000	Series 2006-C7, Class A4, 5.768%, 06/10/2046	757,991
	Credit Suisse First Boston Mortgage Securities Corp.
155,949	Pool # 2005-10, 5.000%, 09/25/2015	149,347
129,895	Pool # 1998-C2, 6.300%, 11/15/2030 (e)	130,366

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 71.4% (continued)
	Credit Suisse First Boston Mortgage Securities Corp. (continued)
$30,614	Pool # 2003-1, 7.000%, 02/25/2033	$30,837
115,000	Pool # 2006-C5, 5.246%, 12/15/2039	112,908
425,000	Pool # 2007-C2, 5.448%, 01/15/2049	416,553
	CWCapital Cobalt
350,000	Series 2006-C1, Class A2, 5.174%, 08/15/2048	343,308
	FHLMC Pools
2,031	Pool # 25, 6.500%, 12/25/2008 (e)	2,027
166,385	Pool # 2775, 3.000%, 11/15/2013 (e)	165,814
326,404	Pool # B18639, 4.000%, 01/01/2015	319,232
358,239	Pool # E0-1418, 4.000%, 07/01/2018	340,430
315,149	Pool # E01647, 4.000%, 05/01/2019	298,900
294,520	Pool # G1-1678, 4.500%, 04/01/2020	287,194
189,088	Pool # A45788, 6.500%, 05/01/2035	196,293
	FHLMC Remic
56,227	Series 2630, Class KL, 3.500%, 04/15/2013 (e)	56,213
22,299	Series 2508, Class CR, 4.500%, 03/15/2016 (e)	22,354
239,441	Series 2875, Class PN, 4.000%, 04/15/2024 (e)	239,677
806,270	Series 2990, Class EN, 4.500%, 02/15/2033	797,974
578,948	Series 3031, Class LN, 4.500%, 08/15/2033	573,214
520,146	Series 3202, Class LN, 4.500%, 03/15/2035	513,696
	FNMA Pools
456,476	Pool # 381370, 5.740%, 03/01/2009 (e)	457,618
235,058	Pool # 555648, 4.543%, 06/01/2013	230,698
189,821	Pool # 735065, 4.498%, 08/01/2013	186,063
232,624	Pool # 254919, 4.000%, 09/01/2018	221,167
966,314	Pool # 735841, 4.500%, 11/01/2019	942,579
261,855	Pool # 952768, 7.000%, 09/01/2037	274,775
159,716	Pool # 2002T4, 7.500%, 12/25/2041	170,019
248,999	Pool # 725564, 4.495%, 04/01/2009 (e)	248,999
396,652	Pool # 386341, 3.810%, 08/01/2013	376,865
301,658	Pool # 386441, 3.980%, 08/01/2013	290,894
283,145	Pool # 745456, 5.500%, 03/01/2016	287,403
343,764	Pool # 357312, 5.000%, 12/01/2017	343,439
141,352	Pool # 254759, 4.500%, 06/01/2018	138,233
482,353	Pool # 725546, 4.500%, 06/01/2019	470,505
259,655	Pool # 555203, 7.000%, 09/01/2032	272,931
330,644	Pool # 386320, 4.550%, 10/01/2033	307,627

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 71.4% (continued)
	FNMA Remic
$600,385	Series 2005-95, Class LN, 4.500%, 03/25/2033	$593,307
223,283	Series 2004-64, Class BA, 5.000%, 03/25/2034	222,383
210,000	Series 2004-26, Class PE, 4.500%, 04/25/2034	191,391
224,456	Series 2004-T2, Class IA3, 7.000%, 11/25/2043	240,523
	FNMA TBA
13,795,000	4.500%, 07/01/2034 (d)	12,781,923
3,485,000	5.000%, 07/01/2034 (d)	3,340,156
2,815,000	5.500%, 07/01/2034 (d)	2,774,534
555,000	4.500%, 08/15/2035 (d)	514,069
3,350,000	6.000%, 08/01/2037 (d)	3,369,892
	GMAC Commercial Mortgage Securities Inc.
665,390	Pool # 2003-C1, 3.337%, 05/10/2036	637,652
	GNMA Pool
529,237	Pool # 2005-21, 5.000%, 03/20/2035	449,800
	GNMA TBA
5,050,000	5.500%, 08/01/2034 (d)	5,008,969
6,650,000	5.000%, 08/15/2035 (d)	6,425,563
4,005,000	6.000%, 08/15/2035 (d)	4,052,559
	Greenwich Capital Commercial Funding Corp.
665,000	Series 2005-GG5, Class A2, 5.117%, 04/10/2037	663,634
370,000	Series 2005-GG5, Class A5, 5.224%, 04/10/2037	355,317
180,000	Series 2006-GG7, Class A2, 5.914%, 07/10/2038	181,318
480,000	Series 2007-GG9, Class A2, 5.381%, 03/10/2039	469,455
396,757	Series 2007-GG11, Class A1, 5.358%, 12/10/2049	388,219
	GS Mortgage Securities Corp. II
552,217	Series 2007-EOP, Class A1, 5.410%, 03/06/2020
	(Acquired 09/17/2007 and 04/22/2008, Cost $542,048) (a)(c)(e)	516,709
	JP Morgan Chase Commercial Mortgage Securities Corp.
858,101	Series 2002-C1, Class A2, 4.914%, 07/12/2037	857,354
	LB-UBS Commercial Mortgage Trust
46,284	Series 2003-C, Class A2, 3.086%, 05/15/2027 (e)	46,155
120,000	Series 2005-C3, Class A2, 4.553%, 07/15/2030	119,183
130,000	Series 2005-C5, Class A2, 4.885%, 09/15/2030	129,717
355,000	Series 2005-C7, Class A4, 5.197%, 11/15/2030	341,124
113,249	Series 1998-C4, Class A2, 6.300%, 10/15/2035 (e)	113,453
675,000	Series 2006-C6, Class A4, 5.372%, 09/15/2039	638,651
150,000	Series 2007-C1, Class A2, 5.318%, 02/15/2040	146,638
1,274,000	Series 2007-C2, Class A2, 5.330%, 02/15/2040	1,242,616

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	MORTGAGE BACKED SECURITIES 71.4% (continued)
	Master Alternative Loans Trust
$177,907	Pool # 2004-6, 4.500%, 07/25/2014	$171,335
	Master Asset Securitization Trust
138,403	Pool # 2004-3, 4.750%, 01/25/2014	132,646
	Merrill Lynch Commercial Mortgage Trust
351,377	Series 1998-C3, Class A3, 5.880%, 12/15/2030 (e)	351,925
35,086	Series 2002-MW1, Class A2, 4.929%, 07/12/2034 (e)	35,043
408,576	Series 2006-C2, Class A1, 5.601%, 08/12/2043	410,668
155,000	Series 2007-7, Class A2, 5.693%, 06/12/2050	152,555
440,000	Series 2007-C1, Class A2, 5.725%, 06/12/2050	434,304
	Morgan Stanley Capital I
251,039	Series 2003-IQ4, Class A1, 3.270%, 05/15/2040	246,781
955,000	Series 2006-IQ11, Class A4, 5.944%, 10/15/2042	932,400
548,692	Series 2007-HQ13, Class A1, 5.357%, 12/15/2044	542,144
	Residential Accredit Loans, Inc.
343,910	Series 2004-QS4, Class A1, 4.350%, 03/25/2034	307,910
	Residential Asset Securitization Trust
297,553	Series 2003-A6, Class A1, 4.500%, 07/25/2033	278,271
	Wachovia Bank Commercial Mortgage Trust
386,478	Series 2003-C5, Class A1, 2.986%, 06/15/2035	372,037
795,000	Series 2005-C22, Class A4, 5.445%, 12/15/2044	767,304
435,000	Series 2006-C23, Class A4, 5.418%, 01/15/2045 (e)	414,219
1,520,000	Series 2006-C24, Class A3, 5.558%, 03/15/2045 (e)	1,458,427
770,000	Series 2007-C31, Class A2, 5.421%, 04/15/2047 (e)	750,239
575,000	Series 2006-C29, Class A4, 5.380%, 11/15/2048	539,025
270,331	Series 2007-C32, Class A1, 5.686%, 06/15/2049	269,521
	Wells Fargo Mortgage Backed Securities Trust
749,588	Pool # 2006-3, 5.500%, 03/25/2036	736,979
	Total Mortgage Backed Securities
	(Cost $71,175,229)	71,345,959

	U.S. TREASURY OBLIGATIONS 0.1%
	U.S. Treasury Bonds 0.1%
135,000	5.000%, 05/15/2037	145,083
	Total U.S. Treasury Obligations
	(Cost $141,279)	145,083

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Principal Amount		Value
	SHORT-TERM INVESTMENTS 34.8%

	US Government Agency Issues (f) 28.3%
$18,945,000	0.000%, 07/01/2008	$18,944,042
1,665,000	2.650%, 06/04/2009 (e)	1,661,467
945,000	3.000%, 06/23/2009 (e)	945,943
		21,551,452
	Fannie Mae
3,835,000	0.000%, 12/03/2008 (e)	3,792,399
	Freddie Mac
2,895,000	0.000%, 07/23/2008 (e)	2,890,584
		6,682,983
	Variable Rate Demand Notes (g) 6.5%
2,421,714	American Family Financial Services, Inc., 4.595%, 12/31/2031	2,421,714
4,051,205	U.S. Bank Demand Note, 2.233%, 12/31/2031	4,051,205
		6,472,919
	Total Short-Term Investments
	(Cost $34,707,354)	34,707,354

	Total Investments 136.5%
	(Cost $136,768,211)	136,326,100

	Liabilities in Excess of Other Assets (36.5)%	(36,459,899)

	TOTAL NET ASSETS 100.0%	$99,866,201

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $9,082,426 (9.1% of net assets) at June 30, 2008.

(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Adjustable Rate.
(d)	When-issued security.
(e)	Security marked as segregated to cover when-issued security.
(f)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(g)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Credit Default Swaps
			(Pay)/
			Receive
	Reference	Buy/Sell	Fixed	Expiration	Notional	Unrealized
Counterparty	Entity	Protection	Rate	Date	Amount	Depreciation
JP Morgan	Dow Jones North
	American High
	Yield Index	Sell	1.55%	6/20/13	$9,780,000	$72,889
					$9,780,000	$72,889

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

Assets:
Investments at value (cost $136,768,211)	$136,326,100
Cash	12,794
Interest receivable	500,343
Receivable for investments sold	39,117,646
Receivable for Fund shares sold	55,140
Receivable on swap agreements	144,307
Receivable from Adviser	1,605
Prepaid expenses and other assets	20,301
Total assets	176,178,236

Liabilities:
Payable for investments purchased	76,177,289
Unrealized depreciation on swaps	72,889
Accrued expenses	61,857
Total liabilities	76,312,035
Net Assets	$99,866,201

Net Assets Consist of:
Paid in capital	$101,227,555
Undistributed net investment income	88,773
Accumulated net realized loss	(935,127)
Net unrealized depreciation on:
Investments	(442,111)
Swap contracts	(72,889)
Net Assets	$99,866,201

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	9,699,198
Net Asset Value, Redemption Price and Offering Price Per Share	$10.30

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2008
Investment Income:
Interest	$4,762,292

Expenses:
Investment advisory fees (Note 3)	402,868
Fund administration and accounting fees	79,290
Custody fees	35,705
Audit fees	32,928
Legal fees	24,044
Federal and state registration fees	22,429
Shareholder servicing fees	14,746
Chief Compliance Officer expenses	7,340
Directors’ fees and related expenses	7,296
Reports to shareholders	1,919
Other	4,902
Total expenses before waiver and reimbursement	633,467
Waiver of expenses by Adviser (Note 3)	(341,113)
Net expenses	292,354
Net Investment Income	4,469,938

Realized and Unrealized
Gain on Investments:
Net realized gain (loss) on:
Investments	2,827,256
Swap contracts	(326,444)
Change in net unrealized appreciation/depreciation on:
Investments	136,506
Swap contracts	(78,950)
Net Realized and Unrealized
Gain on Investments	2,558,368
Net Increase in Net Assets
Resulting from Operations	$7,028,306

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment income	$4,469,938	$4,321,715
Net realized gain (loss) on:
Investments	2,827,256	267,364
Swap contracts	(326,444)	79,544
Change in net unrealized appreciation/depreciation on:
Investments	136,506	834,722
Swap contracts	(78,950)	6,061
Net increase in net assets
resulting from operations	7,028,306	5,509,406

Distributions
Paid From:
Net investment income	(4,337,398)	(4,275,494)
Net decrease in net assets resulting
from distributions paid	(4,337,398)	(4,275,494)

Capital Share
Transactions:
Shares issued in connection with acquisition
of Columbus Core Fund (see Note 7)	14,423,390	—
Shares sold	25,991,538	9,412,455
Shares issued to holders in reinvestment of distributions	3,182,396	2,230,746
Shares redeemed	(37,193,125)	(18,992,991)
Net increase (decrease) in net assets
resulting from capital share transactions	6,404,199	(7,349,790)
Total Increase (Decrease) in Net Assets	9,095,107	(6,115,878)

Net Assets:
Beginning of year	90,771,094	96,886,972
End of year
(includes undistributed net investment income
of $88,773 and $23,908, respectively)	$99,866,201	$90,771,094

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Year	$9.99	$9.86	$10.36	$10.22	$10.62

Income (Loss)
from Investment
Operations:
Net investment income	0.48	0.48	0.42	0.37	0.31
Net realized and unrealized
gain (loss) on investments	0.30	0.13	(0.43)	0.27	(0.15)
Total Income (Loss) from
Investment Operations	0.78	0.61	(0.01)	0.64	0.16

Less Distributions
Paid:
From net investment income	(0.47)	(0.48)	(0.43)	(0.37)	(0.31)
From net realized gain on investments	—	—	(0.06)	(0.13)	(0.25)
Total Distributions Paid	(0.47)	(0.48)	(0.49)	(0.50)	(0.56)
Net Asset Value, End of Yea	$10.30	$9.99	$9.86	$10.36	$10.22

Total Return	7.89%	6.26%	(0.11)%	6.32%	1.53%

Supplemental Data
and Ratios:
Net assets, end of year (in thousands)	$99,866	$90,771	$96,887	$95,719	$123,913
Ratio of expenses to average net assets(1)	0.30%	0.20%	0.20%	0.40%	0.42%
Ratio of net investment income
to average net assets(1)	4.65%	4.77%	4.20%	3.07%	2.39%
Portfolio turnover rate	965%	980%	1,121%	1,080%	1,104%
(1)
Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.66%, 0.66%, 0.65%, 0.62%, and 0.62% and the ratio of net investment income to average net assets would have been 4.29%, 4.31%, 3.75%, 2.85%, and 2.19% for the periods ended June 30, 2008, June 30, 2007, June 30, 2006, June 30, 2005, and June 30, 2004, respectively.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA

IRONBRIDGE

SMALL CAP FUND

FRONTEGRA

IRONBRIDGE

SMID FUND

REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, L.P.

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations.  The objective is relative to, and measured against, the Russell 2000®(1)  Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations.  The objective is relative to, and measured against, the Russell 2500TM(2)  Index.

Performance Review

For the year ended June 30, 2008, the Frontegra IronBridge Small Cap Fund has significantly outperformed the benchmark, returning -6.07% net of fees compared with the Russell 2000 Index return of -16.19% for the same period.

Small Cap Fund Best Performers	Return	Small Cap Fund Worst Performers	Return
CEPHEID INC	90.93%	CATHAY GENERAL BANCORP	-67.26%
W-H ENERGY SERVICES INC	89.28%	MEN’S WEARHOUSE INC	-63.64%
AMERICAN		ALLSCRIPTS HEALTHCARE
SUPERCONDUCTOR CORP	87.12%	SOLUTIONS INC	-59.51%
ILLUMINA INC	85.77%	FIRST CASH FINANCIAL
CABOT OIL & GAS CORP	84.97%	SERVICES INC	-59.33%
FLIR SYSTEMS INC	75.90%	EXELIXIS INC	-58.68%
FMC CORP	74.28%	PFF BANCORP INC	-58.60%
GRAFTECH		OXFORD INDUSTRIES INC	-55.70%
INTERNATIONAL LTD	70.90%	RTI INTERNATIONAL METALS INC	-53.34%
ABIOMED INC	64.64%	PERFICIENT INC	-53.29%
INTERNATIONAL		STEWART INFORMATION
COAL GROUP INC	63.59%	SERVICES CORP	-50.01%

The Frontegra IronBridge SMID Fund outperformed its benchmark, the Russell 2500 Index, for the 12-month period.  The Fund returned -7.48% net of fees, versus the
-14.28% return of the Russell 2500 Index.

SMID Fund Best Performers	Return	SMID Fund Worst Performers	Return
MILLENNIUM		MEN’S WEARHOUSE INC	-63.79%
PHARMACEUTICALS INC	134.89%	HARMAN INTERNATIONAL
ARCH COAL INC	117.66%	INDUSTRIES INC	-59.54%
AMERICAN		RTI INTERNATIONAL METALS INC	-56.97%
SUPERCONDUCTOR CORP	89.80%	CADENCE DESIGN SYSTEMS INC	-50.82%
CABOT OIL & GAS CORP	84.58%	FOREST CITY ENTERPRISES INC	-47.39%
ILLUMINA INC	82.65%	BE AEROSPACE INC	-46.96%
INTUITIVE SURGICAL INC	82.09%	HANSEN MEDICAL INC	-44.44%
FMC CORP	66.92%	TRACTOR SUPPLY CO	-43.07%
JACOBS ENGINEERING GROUP INC	51.24%	O’REILLY AUTOMOTIVE INC	-39.02%
FMC TECHNOLOGIES INC	42.18%	VIASAT INC	-36.82%
STRAYER EDUCATION INC	36.47%

(1)	Russell 2000® Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.
(2)	Russell 2500™ Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.

Portfolio Outlook

We cannot recall a macro environment this challenging in a long time.  The market is teetering on official “bear market” status as the cleansing process wipes out poor allocators of capital and drags even good stewards of capital down into the vortex.  It is clear that financial innovation, which has driven twenty years of increased leverage to the international banking system and brought with it a massive liquidity expansion, has hit a wall due to flaws in risk models exposed by the current sub-prime meltdown.  Debt securitization and the agency model is sick and most likely will require new “rules” or even a return to a principal lending model again.  So, many of the forces that have been driving profitability upward are reversing, or at risk of reversing, and the requirement to de-leverage is causing market instability.  Positive absolute returns could remain challenging in the near term.  Times like these require discipline to avoid getting “whipsawed.”

We expect more volatility.  We believe volatility will present opportunities to make good investments for the long term.  Eventually, the markets will sort out misallocations of capital and, when the cleansing process is complete, the stage will be set for a new era of wealth creation fueled by the benefits of globalization and expansive adoption of free markets around the world.  Skilled allocators of capital will be in the best position to benefit from the turn.  Additionally, risk appears to be more realistically priced today, removing one of our concerns regarding market valuations and improving the long-term profitability picture for skilled allocators of capital like Kaydon, Roper Industries and Cullen/Frost.  This is a great time to be investing for the long term, but we are keeping near-term expectations realistic while also recognizing that timing the market is impossible.  It is likely that the market will begin pricing the new era of wealth creation at least six months before there is any evidence of a turn.

Thank you for your continued support.

Christopher C. Faber	Jeffrey B. Madden
IronBridge Capital Management, L.P.	IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

* 8/30/02 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/08	FUND	INDEX

SIX MONTHS	(4.11)%	(9.37)%

ONE YEAR	(6.07)%	(16.19)%

THREE YEAR
AVERAGE ANNUAL	9.42%	3.79%

FIVE YEAR
AVERAGE ANNUAL	12.04%	10.29%

SINCE COMMENCEMENT
AVERAGE ANNUAL	15.37%	11.58%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 94.3%

	Aerospace & Defense 3.4%
55,750	Esterline Technologies Corp. (a)	$2,746,245
132,259	Moog Inc. - Class A (a)	4,925,325
124,197	Orbital Sciences Corp. (a)	2,926,081
67,374	Triumph Group, Inc.	3,173,316
		13,770,967
	Auto Components 1.6%
297,544	Gentex Corp.	4,296,536
120,222	Superior Industries International, Inc.	2,029,347
		6,325,883
	Biotechnology 3.0%
174,644	Cepheid, Inc. (a)	4,910,989
171,174	Exelixis, Inc. (a)	855,870
133,225	Isis Pharmaceuticals, Inc. (a)	1,815,857
26,169	Onyx Pharmaceuticals, Inc. (a)	931,616
43,348	Techne Corp. (a)	3,354,702
		11,869,034
	Building Products 1.9%
281,705	Apogee Enterprises, Inc.	4,552,353
95,582	Universal Forest Products, Inc.	2,863,636
		7,415,989
	Capital Markets 1.3%
312,418	Jefferies Group, Inc.	5,254,871

	Chemicals 4.6%
85,583	Arch Chemicals, Inc.	2,837,076
84,510	FMC Corp.	6,544,454
75,611	Lubrizol Corp.	3,503,058
100,184	Methanex Corp. (b)	2,807,156
39,415	Minerals Technologies Inc.	2,506,400
		18,198,144
	Commercial Banks 4.0%
109,232	Cathay General Bancorp	1,187,352
56,778	Cullen/Frost Bankers, Inc.	2,830,383
154,964	First Midwest Bancorp, Inc.	2,890,079
373,447	Sterling Bancshares, Inc.	3,394,633

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 94.3% (continued)

	Commercial Banks 4.0% (continued)
85,212	United Bankshares, Inc.	$1,955,615
74,033	Westamerica Bancorporation	3,893,396
		16,151,458
	Commercial Services & Supplies 1.0%
11,942	Strayer Education, Inc.	2,496,714
80,841	TeleTech Holdings, Inc. (a)	1,613,586
		4,110,300
	Communications Equipment 2.7%
72,451	Belden Inc.	2,454,640
88,078	Polycom, Inc. (a)	2,145,580
236,940	Tekelec (a)	3,485,388
143,573	ViaSat, Inc. (a)	2,901,610
		10,987,218
	Computer Programming Services 0.3%
120,015	Perficient, Inc. (a)	1,159,345

	Computers & Peripherals 1.1%
113,527	Synaptics Inc. (a)	4,283,374

	Electric Utilities 1.1%
135,905	Black Hills Corp.	4,357,114

	Electrical Equipment 4.2%
179,812	American Superconductor Corp. (a)	6,446,260
125,138	Thomas & Betts Corp. (a)	4,736,473
154,837	Woodward Governor Co.	5,521,488
		16,704,221
	Electronic Equipment & Instruments 7.5%
140,893	Flir Systems, Inc. (a)	5,716,029
25,684	Itron, Inc. (a)	2,526,022
147,522	National Instruments Corp.	4,185,199
104,970	Rofin-Sinar Technologies, Inc. (a)	3,170,094
72,958	Scansource, Inc. (a)	1,952,356
260,030	Trimble Navigation Ltd. (a)	9,283,071
187,337	Veeco Instruments, Inc. (a)	3,012,379
		29,845,150

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 94.3% (continued)

	Energy Equipment & Services 6.0%
36,620	Lufkin Industries, Inc.	$3,049,714
65,688	Oceaneering International, Inc. (a)	5,061,261
113,789	Oil States International, Inc. (a)	7,218,774
83,088	Unit Corp. (a)	6,893,811
18,665	W-H Energy Services, Inc. (a)	1,786,987
		24,010,547
	Food Products 0.7%
55,361	Corn Products International, Inc.	2,718,779

	Gas Utilities 2.1%
134,629	AGL Resources, Inc.	4,655,471
144,117	Southern Union Co.	3,894,041
		8,549,512
	Health Care Equipment & Supplies 7.5%
237,847	ABIOMED, Inc. (a)	4,221,784
48,179	Analogic Corp.	3,038,650
50,142	ArthroCare Corp. (a)	2,046,295
117,011	Hansen Medical, Inc. (a)	1,956,424
117,902	IDEXX Laboratories, Inc. (a)	5,746,543
40,756	Illumina, Inc. (a)	3,550,255
71,960	SonoSite, Inc. (a)	2,015,600
101,735	Varian, Inc. (a)	5,194,589
60,044	Zoll Medical Corp. (a)	2,021,681
		29,791,821
	Health Care Providers & Services 4.2%
161,067	Cerner Corp. (a)	7,277,007
108,923	Owens & Minor, Inc.	4,976,692
243,708	Phase Forward, Inc. (a)	4,379,433
		16,633,132
	Hotels, Restaurants & Leisure 0.7%
98,483	WMS Industries, Inc. (a)	2,931,839

	Household Durables 4.0%
104,396	AptarGroup, Inc.	4,379,412
94,825	Snap-On Inc.	4,931,848

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 94.3% (continued)

	Household Durables 4.0% (continued)
144,089	Tupperware Brands Corp.	$4,930,726
85,806	Universal Electronics, Inc. (a)	1,793,345
		16,035,331
	Industrial Conglomerates 1.6%
12,709	Alleghany Corp. (a)	4,220,023
64,761	Raven Industries, Inc.	2,122,866
		6,342,889
	Insurance 3.3%
231,968	American Financial Group, Inc.	6,205,144
83,577	Argo Group International Holdings Ltd. (a) (b)	2,804,844
85,035	FBL Financial Group, Inc. - Class A	1,690,496
84,324	Selective Insurance Group, Inc.	1,581,918
52,565	Stewart Information Services Corp.	1,016,607
		13,299,009
	Leisure Equipment & Products 2.0%
449,121	Callaway Golf Co.	5,313,101
344,081	Leapfrog Enterprises, Inc. (a)	2,862,754
		8,175,855
	Machinery 5.8%
107,037	Astec Industries, Inc. (a)	3,440,169
126,040	IDEX Corp.	4,643,314
88,257	Kaydon Corp.	4,537,292
104,935	Lincoln Electric Holdings, Inc.	8,258,385
24,010	Valmont Industries, Inc.	2,504,003
		23,383,163
	Marine 1.5%
133,593	Alexander & Baldwin, Inc.	6,085,161

	Metals & Mining 1.6%
123,983	GrafTech International Ltd. (a)	3,326,464
89,961	RTI International Metals, Inc. (a)	3,204,411
		6,530,875
	Multi-Utilities & Unregulated Power 2.2%
402,123	Avista Corp.	8,629,560

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 94.3% (continued)

	Oil & Gas 1.8%
108,056	Cabot Oil & Gas Corp.	$7,318,633

	Oil, Gas & Consumable Fuels 0.4%
132,850	International Coal Group, Inc. (a)	1,733,692

	Real Estate 4.1%
168,351	Corporate Office Properties Trust	5,779,490
98,656	First Industrial Realty Trust, Inc.	2,710,080
116,394	Mid-America Apartment Communities, Inc.	5,940,750
61,657	The St Joe Co.	2,116,068
		16,546,388
	Semiconductor & Semiconductor Equipment 2.4%
69,394	Cohu, Inc.	1,018,704
150,607	Cypress Semiconductor Corp. (a)	3,727,523
118,686	Semtech Corp. (a)	1,669,912
33,860	Standard Microsystems Corp. (a)	919,299
63,646	Varian Semiconductor Equipment Associates, Inc. (a)	2,216,154
		9,551,592
	Software 1.8%
98,817	Jack Henry & Associates, Inc.	2,138,400
124,764	Manhattan Associates, Inc. (a)	2,960,650
129,794	Parametric Technology Corp. (a)	2,163,666
		7,262,716
	Specialty Retail 0.7%
78,938	Stage Stores, Inc.	921,206
61,724	Tractor Supply Co. (a)	1,792,465
		2,713,671
	Textiles, Apparel & Luxury Goods 1.4%
95,847	Oxford Industries, Inc.	1,835,470
142,408	Wolverine World Wide, Inc.	3,798,021
		5,633,491
	Thrifts & Mortgage Finance 0.8%
168,198	Washington Federal, Inc.	3,044,384

	Total Common Stocks
	(Cost $341,419,390)	377,355,108

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	EXCHANGE TRADED FUNDS 2.0%
112,680	iShares Russell 2000 Index Fund	$7,778,300
	Total Exchange Traded Funds
	(Cost $7,805,199)	7,778,300

Principal Amount
	SHORT-TERM INVESTMENTS 3.7%
	Variable Rate Demand Notes (c) 3.7%
$14,869,104	U.S. Bank Demand Note, 2.233%, 12/31/2031	14,869,104

	Total Short-Term Investments
	(Cost $14,869,104)	14,869,104

	Total Investments 100.0%
	(Cost $364,093,693)	400,002,512

	Other Assets in Excess of Liabilities 0.0%	29,670

	TOTAL NET ASSETS 100.0%	$400,032,182

(a)	Non-income producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

Assets:
Investments at value (cost $364,093,693)	$400,002,512
Cash	13,199
Interest and dividends receivable	419,231
Receivable for Fund shares sold	17,864
Prepaid expenses and other assets	23,581
Total assets	400,476,387

Liabilities:
Payable for Fund shares purchased	17,009
Accrued investment advisory fee	348,720
Accrued expenses	78,476
Total liabilities	444,205
Net Assets	$400,032,182

Net Assets Consist of:
Paid in capital	$347,909,646
Undistributed net investment income	189,366
Undistributed net realized gain	16,024,351
Net unrealized appreciation on investments	35,908,819
Net Assets	$400,032,182

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000
Issued and outstanding	23,483,461
Net Asset Value, Redemption Price and Offering Price Per Share	$17.03

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2008
Investment Income:
Dividends(1)	$4,310,416
Interest	558,902
4,869,318

Expenses:
Investment advisory fees (Note 3)	4,174,986
Fund administration and accounting fees	111,921
Custody fees	40,462
Audit fees	30,960
Federal and state registration fees	27,650
Legal fees	22,260
Shareholder servicing fees	18,236
Reports to shareholders	12,388
Directors’ fees and related expenses	7,262
Chief Compliance Officer expenses	7,062
Other	14,057
Total expenses before recapture	4,467,244
Expenses recaptured by Adviser (Note 3)	32,371
Total expenses	4,499,615
Net Investment Income	369,703

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain on investments	42,297,592
Change in net unrealized appreciation on investments	(68,499,235)
Net Realized and Unrealized
Gain (Loss) on Investments	(26,201,643)
Net Decrease in Net Assets
Resulting from Operations	$(25,831,940)

(1)	Net of $8,389 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment income (loss)	$369,703	$(307,757)
Net realized gain on investments	42,297,592	26,990,992
Change in net unrealized appreciation/
depreciation on investments	(68,499,235)	53,525,309
Net increase (decrease) in net assets
resulting from operations	(25,831,940)	80,208,544

Distributions
Paid From:
Net investment income	(96,114)	(409,379)
Net realized gain on investments	(45,487,192)	(34,371,912)
Net decrease in net assets resulting
from distributions paid	(45,583,306)	(34,781,291)

Capital Share
Transactions:
Shares sold	36,326,779	35,281,886
Shares issued to holders in
reinvestment of distributions	43,952,221	33,624,374
Shares redeemed	(41,234,537)	(86,149,770)
Net increase (decrease) in net assets
resulting from capital share transactions	39,044,463	(17,243,510)
Total Increase (Decrease) in Net Assets	(32,370,783)	28,183,743

Net Assets:
Beginning of year	432,402,965	404,219,222
End of year
(includes undistributed net investment
income of $189,366 and $0 respectively)	$400,032,182	$432,402,965

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004
Net Asset Value,
Beginning of Year	$20.35	$18.25	$16.14	$15.83	$13.04

Income (Loss)
from Investment
Operations:
Net investment income (loss)	0.02	—	0.03	(0.03)	(0.04)
Net realized and unrealized
gain (loss) on investments	(1.16)	3.82	2.25	1.38	3.17
Total Income (Loss) from
Investment Operations	(1.14)	3.82	2.28	1.35	3.13

Less Distributions
Paid:
From net investment income	(0.01)	(0.02)	—	—	—
From net realized gain on investments	(2.17)	(1.70)	(0.17)	(1.04)	(0.34)
Total Distributions Paid	(2.18)	(1.72)	(0.17)	(1.04)	(0.34)
Net Asset Value, End of Year	$17.03	$20.35	$18.25	$16.14	$15.83

Total Return	(6.07)%	22.11%	14.20%	8.47%	24.25%

Supplemental Data
and Ratios:
Net assets, end of year (in thousands)	$400,032	$432,403	$404,219	$319,081	$144,988
Ratio of expenses to average net assets(1)	1.08%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss)
to average net assets(1)	0.09%	(0.08)%	0.15%	(0.27)%	(0.29)%
Portfolio turnover rate	53%	34%	60%	56%	94%

(1)
Net of waivers and reimbursements by Adviser or recoupment to Adviser.  Without waivers and reimbursements of expenses, or the recoupment of expenses, the ratio of expenses to average net assets would have been 1.07%, 1.07%, 1.08%, 1.11%, and 1.21% and the ratio of net investment income (loss) to average net assets would have been 0.10%, (0.01)%, 0.17%, (0.28)%, and (0.40)% for the years ended June 30, 2008, June 30, 2007, June 30, 2006, June 30, 2005 and June 30, 2004, respectively.

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/31/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/08	FUND	INDEX

SIX MONTHS	(4.34)%	(8.11)%

ONE YEAR	(7.48)%	(14.28)%

THREE YEAR
AVERAGE ANNUAL	7.88%	4.94%

SINCE COMMENCEMENT
AVERAGE ANNUAL	6.73%	4.58%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 95.9%

	Aerospace & Defense 3.3%
49,359	BE Aerospace, Inc. (a)	$1,149,571
34,607	Esterline Technologies Corp. (a)	1,704,741
33,214	Goodrich Corp.	1,576,336
34,262	Moog Inc. - Class A (a)	1,275,917
38,800	Teledyne Technologies, Inc. (a)	1,893,052
		7,599,617
	Auto Components 0.8%
124,568	Gentex Corp.	1,798,762

	Biotechnology 2.9%
94,605	Cepheid, Inc. (a)	2,660,293
72,837	Isis Pharmaceuticals, Inc. (a)	992,768
23,331	Onyx Pharmaceuticals, Inc. (a)	830,584
28,190	Techne Corp. (a)	2,181,624
		6,665,269
	Capital Markets 1.9%
24,490	Affiliated Managers Group, Inc. (a)	2,205,570
133,277	Jefferies Group, Inc.	2,241,719
		4,447,289
	Chemicals 7.7%
39,971	Airgas, Inc.	2,333,907
70,699	Albemarle Corp.	2,821,597
58,302	FMC Corp.	4,514,907
66,821	Lubrizol Corp.	3,095,817
57,423	Methanex Corp. (b)	1,608,992
22,217	Minerals Technologies Inc.	1,412,779
42,830	Sigma-Aldrich Corp.	2,306,824
		18,094,823
	Commercial Banks 1.9%
89,820	Cullen/Frost Bankers, Inc.	4,477,527

	Commercial Services & Supplies 0.6%
6,890	Strayer Education, Inc.	1,440,492

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 95.9% (continued)

	Communications Equipment 2.1%
66,439	Belden Inc.	$2,250,953
37,968	Polycom, Inc. (a)	924,901
84,759	ViaSat, Inc. (a)	1,712,979
		4,888,833
	Computers & Peripherals 1.3%
44,695	SanDisk Corp. (a)	835,796
59,787	Synaptics Inc. (a)	2,255,764
		3,091,560
	Construction & Engineering 1.6%
70,103	Quanta Services, Inc. (a)	2,332,327
34,800	URS Corp. (a)	1,460,556
		3,792,883
	Distributors 1.2%
71,860	Genuine Parts Co.	2,851,405

	Electric Utilities 3.9%
70,315	Allegheny Energy, Inc.	3,523,485
121,473	Wisconsin Energy Corp.	5,493,009
		9,016,494
	Electrical Equipment 3.5%
50,178	American Superconductor Corp. (a)	1,798,881
46,825	AMETEK, Inc.	2,211,077
41,118	Roper Industries, Inc.	2,708,854
44,076	Woodward Governor Co.	1,571,750
		8,290,562
	Electronic Equipment & Instruments 5.6%
51,278	Amphenol Corp. - Class A	2,301,357
69,255	Avnet, Inc. (a)	1,889,276
41,830	FLIR Systems, Inc. (a)	1,697,043
18,221	Itron, Inc. (a)	1,792,035
78,456	National Instruments Corp.	2,225,797
88,356	Trimble Navigation Ltd. (a)	3,154,309
		13,059,817

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 95.9% (continued)

	Energy Equipment & Services 4.2%
26,678	FMC Technologies, Inc. (a)	$2,052,339
39,371	Helmerich & Payne, Inc.	2,835,499
29,070	Oceaneering International, Inc. (a)	2,239,844
55,590	Pride International, Inc. (a)	2,628,851
		9,756,533
	Food Products 3.3%
31,527	Corn Products International, Inc.	1,548,291
74,602	Hormel Foods Corp.	2,581,975
100,985	McCormick & Co., Inc.	3,601,125
		7,731,391
	Gas Utilities 1.6%
53,916	Questar Corp.	3,830,193

	Health Care Equipment & Supplies 5.2%
21,640	ArthroCare Corp. (a)	883,129
33,370	Gen-Probe Inc. (a)	1,584,408
59,015	Hansen Medical, Inc. (a)	986,731
61,968	IDEXX Laboratories, Inc. (a)	3,020,320
23,130	Illumina, Inc. (a)	2,014,854
129,998	PerkinElmer, Inc.	3,620,444
		12,109,886
	Health Care Providers & Services 2.8%
68,598	Cerner Corp. (a)	3,099,258
27,020	Henry Schein, Inc. (a)	1,393,421
108,273	Phase Forward Inc. (a)	1,945,666
		6,438,345
	Hotels, Restaurants & Leisure 1.2%
93,050	WMS Industries Inc. (a)	2,770,098

	Household Durables 3.8%
79,174	AptarGroup, Inc.	3,321,349
33,804	Snap-On Inc.	1,758,146
109,405	Tupperware Brands Corp.	3,743,839
		8,823,334

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 95.9% (continued)

	Industrial Conglomerates 1.5%
10,767	Alleghany Corp.	$3,575,182

	Insurance 2.1%
130,665	American Financial Group, Inc.	3,495,289
21,457	SAFECO Corp.	1,441,052
		4,936,341
	Internet Software & Services 0.4%
28,800	Akamai Technologies, Inc. (a)	1,001,952

	Leisure Equipment & Products 0.7%
129,660	Callaway Golf Co.	1,533,878

	Machinery 4.3%
26,140	Harsco Corp.	1,422,277
32,756	IDEX Corp.	1,206,731
52,660	Kennametal Inc.	1,714,083
40,980	Lincoln Electric Holdings, Inc.	3,225,126
62,758	Pall Corp.	2,490,238
		10,058,455
	Marine 1.8%
91,669	Alexander & Baldwin, Inc.	4,175,523

	Metals & Mining 1.1%
21,530	Arch Coal, Inc.	1,615,396
29,212	RTI International Metals, Inc. (a)	1,040,531
		2,655,927
	Multi-Utilities & Unregulated Power 2.1%
141,080	MDU Resources Group, Inc.	4,918,049

	Oil & Gas 1.8%
60,800	Cabot Oil & Gas Corp.	4,117,984

	Paper & Forest Products 1.6%
85,877	Rayonier Inc.	3,646,337

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 95.9% (continued)

	Pharmaceuticals 0.7%
38,110	Barr Pharmaceuticals Inc. (a)	$1,717,999

	Real Estate 5.2%
114,669	Annaly Mortgage Management, Inc.	1,778,516
75,315	Corporate Office Properties Trust	2,585,564
97,111	Forest City Enterprises, Inc. - Class A	3,128,917
134,310	The St. Joe Co.	4,609,519
		12,102,516
	Semiconductor & Semiconductor Equipment 2.1%
50,070	Altera Corp.	1,036,449
64,193	Cypress Semiconductor Corp. (a)	1,588,777
33,719	Intersil Corp. - Class A	820,046
39,331	Varian Semiconductor Equipment Associates, Inc. (a)	1,369,505
		4,814,777
	Software 2.9%
70,081	Citrix Systems, Inc. (a)	2,061,082
84,256	Jack Henry & Associates, Inc.	1,823,300
75,909	Manhattan Associates, Inc. (a)	1,801,321
69,350	Parametric Technology Corp. (a)	1,156,064
		6,841,767
	Specialty Retail 1.6%
18,410	Abercrombie & Fitch Co. - Class A	1,153,939
117,113	O’Reilly Automotive, Inc. (a)	2,617,475
		3,771,414
	Textiles, Apparel & Luxury Goods 1.5%
24,250	VF Corp.	1,726,115
69,771	Wolverine World Wide, Inc.	1,860,793
		3,586,908
	Thrifts & Mortgage Finance 2.4%
173,314	New York Community Bancorp, Inc.	3,091,922
135,637	Washington Federal, Inc.	2,455,029
		5,546,951
	Trading Companies & Distributors 1.1%
30,140	W.W. Grainger, Inc.	2,465,452

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 95.9% (continued)

	Water Utilities 0.6%
81,785	Aqua America, Inc.	$1,306,106

	Total Common Stocks
	(Cost $220,023,768)	223,748,631

Principal Amount		Value
	SHORT-TERM INVESTMENTS 4.1%
	Variable Rate Demand Notes (c) 4.1%
$9,620,425	U.S. Bank Demand Note, 2.233%, 12/31/2031	$9,620,425

	Total Short-Term Investments
	(Cost $9,620,425)	9,620,425

	Total Investments 100.0%
	(Cost $229,644,193)	233,369,056

	Other Assets in Excess of Liabilities 0.0%	10,642

	TOTAL NET ASSETS 100.0%	$233,379,698

(a)	Non-income producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

Assets:
Investments at value (cost $229,644,193)	$233,369,056
Cash	7,565
Interest and dividends receivable	237,450
Receivable for investments sold	178,694
Receivable for Fund shares sold	20,199
Prepaid expenses and other assets	19,257
Total assets	233,832,221

Liabilities:
Payable for investments purchased	203,412
Payable for Fund shares purchased	12,616
Accrued investment advisory fee	171,412
Accrued expenses	65,083
Total liabilities	452,523
Net Assets	$233,379,698

Net Assets Consist of:
Paid in capital	$227,068,245
Undistributed net investment income	259,686
Undistributed net realized gain	2,326,904
Net unrealized appreciation on investments	3,724,863
Net Assets	$233,379,698

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000
Issued and outstanding	20,784,545
Net Asset Value, Redemption Price and Offering Price Per Share	$11.23

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2008
Investment Income:
Dividends(1)	$2,025,434
Interest	311,257
2,336,691

Expenses:
Investment advisory fees (Note 3)	1,726,133
Fund administration and accounting fees	65,100
Audit fees	44,334
Legal fees	28,734
Federal and state registration fees	26,769
Custody fees	24,472
Shareholder servicing fees	11,613
Directors’ fees and related expenses	7,221
Chief Compliance Officer expenses	7,023
Reports to shareholders	3,730
Other	7,100
Total expenses before waiver	1,952,229
Waiver of expenses by Adviser (Note 3)	(22,812)
Net expenses	1,929,417
Net Investment Income	407,274

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain on investments	11,781,369
Change in net unrealized
appreciation/depreciation on investments	(26,410,549)
Net Realized and Unrealized
Gain (Loss) on Investments	(14,629,180)
Net Decrease in Net Assets
Resulting from Operations	$(14,221,906)
(1)	Net of $4,344 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment income	$407,274	$173,395
Net realized gain on investments	11,781,369	8,354,738
Change in net unrealized
appreciation/depreciation on investments	(26,410,549)	27,486,376
Net increase (decrease) in net assets
resulting from operations	(14,221,906)	36,014,509

Distributions
Paid From:
Net investment income	(329,765)	(64,902)
Net realized gain on investments	(17,799,377)	(2,103,711)
Net decrease in net assets resulting
from distributions paid	(18,129,142)	(2,168,613)

Capital Share
Transactions:
Shares sold	79,034,738	56,990,350
Shares issued to holders in
reinvestment of distributions	16,459,234	1,884,048
Shares redeemed	(23,187,391)	(32,354,509)
Net increase in net assets resulting
from capital share transactions	72,306,581	26,519,889
Total Increase in Net Assets	39,955,533	60,365,785

Net Assets:
Beginning of year	193,424,165	133,058,380
End of year
(includes undistributed net investment income
of $259,686 and $186,635, respectively)	$233,379,698	$193,424,165

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005(1)
Net Asset Value,
Beginning of Period	$13.36	$11.07	$10.00	$10.00

Income (Loss)
from Investment
Operations:
Net investment income	0.02	0.01	0.06 (2)	0.04 (2)
Net realized and unrealized
gain (loss) on investments	(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from
Investment Operations	(0.96)	2.44	1.10	0.00

Less Distributions
Paid:
From net investment income	(0.02)	— (3)	(0.03)	—
From net realized gain on investments	(1.15)	(0.15)	—	—
Total Distributions Paid	(1.17)	(0.15)	(0.03)	—
Net Asset Value, End of Period	$11.23	$13.36	$11.07	$10.00

Total Return(4)	(7.48)%	22.25%	11.02%	0.00%

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets(5)(6)	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income
to average net assets(5)(6)	0.20%	0.10%	0.28%	0.89%
Portfolio turnover rate(4)	71%	71%	91%	44%

(1)	Commenced operations on December 31, 2004.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.
(4)	Not annualized for periods less than a full year.
(5)
Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.96% 0.98%, 1.08% and 1.49% and the ratio of net investment income to average net assets would have been 0.19%, 0.08%, 0.15% and 0.35% for the periods ended June 30, 2008, June 30, 2007, June 30, 2006 and June 30, 2005, respectively.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA

NEW STAR INTERNATIONAL

EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

Dear Shareholders:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States.  The objective is relative to and measured against the Morgan Stanley EAFE Index.

Performance Review

The Frontegra New Star International Equity Fund returned -9.60%, net of fees, for the one year period ended June 30, 2008.  The Fund’s return outperformed the -10.05% return of its benchmark, the MSCI EAFE Index.

Executive summary

A dramatic twelve month period has driven returns from EAFE markets down 20% in local currency terms, ameliorated for US investors by currency strength versus the US$.  Continued strong growth in emerging countries led to commodity price inflation and a tightening of monetary policy globally.  Only a modest rise in the cost of money led to a credit crisis as the wheels fell off the 21st century boom industry of debt securitization.

Industries suffering from the implosion of securitized debt markets are banks and real estate in developed markets, just the areas that benefited most from these financial innovations.  Monetary authorities are doing what they can to smooth the transition of previously off-balance sheet lending activity into the mainline banking industry, but their room for maneuver is limited by remaining inflationary pressures.  The aggressive ease of US short-term interest rates last year fed directly into a massive oil price increase, via the transmission mechanism of emerging market currencies and monetary regimes tied to the US$and hence US$interest rates.

The sudden removal of credit from many developed markets will lead to a sharp slowdown in activity and may also be enough to slow the developing markets of Brazil, Russia, India and China (BRIC).  This would relieve commodity price inflation and so give more room to ease monetary conditions.  But before this relatively hopeful scenario occurs, we will face a significant fall in corporate profitability as demand falls while input prices are still high.

Equity markets are well ahead of the sell side analytical community, as investors correctly identify autumn 2007 as the peak of an incredibly strong profits cycle.  We are highly likely to see falls in aggregate profit levels of 25% from peak levels, which would only bring us back to average returns of the past 20 years.

Stock market analysts’ forecasts show nothing like this level of profit contraction and in fact call for a reacceleration of profits next year.  This is hopelessly optimistic, but fortunately not believed by investors. Equities are priced cheaper than at any time in the past 20 years on these hopeless earnings estimates.  More importantly, markets are also pricing equities towards the bottom of 20 year ranges based on average profitability.

It is long term valuation support based on sustainable, rather than current, profits that offers the best hope for markets at this point.  If we believe that the general goods and services price inflation genie will not be let out of the bottle by central banks, then such support levels should hold. In these circumstances we would expect equity markets to enter a trading range at current levels, with possibly quite high volatility on a sustained basis, while the bad news on profits comes through and a trough in estimate revisions comes into view.  This process could take 18 months.

Within markets, the commodity and oil sectors are showing strong earnings estimate revisions, while financials and consumer related sectors are suffering sharp falls.  We expect this pattern to persist for some time.  Sector and stock performance within markets is reflecting these sharp differences in the fortunes of various sectors, though there are occasional violent periods of reversal.  These are caused by the short term investment community taking profits or de-leveraging their balance sheet periodically, as the sector patterns are obvious to all market participants and their trading positions become over-crowded.

In a situation where there is such a strongly held consensus, that the BRIC story will drive commodity price inflation and Western financials and consumer stocks are absolutely strapped, it is tempting to take a contrarian view and try and call the turn.  There will come a time for this opposite view, for sure, and investors who are lucky enough to be trying to make that call when that turn comes will be the next heroes of our industry.  For our part, we do not judge this to be the time.

The portfolio is overweight oils, technology, IT and insurance.  We are underweight commercial banks, consumer discretionary and consumer staples.  Geographically, Asia ex-Japan is favoured over the UK.  Continental European and Japanese weightings are close to par.

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  1/08/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/08	FUND	INDEX

SIX MONTHS	(10.36)%	(10.50)%

ONE YEAR	(9.60)%	(10.05)%

THREE YEAR	11.11%	13.47%

SINCE COMMENCEMENT
AVERAGE ANNUAL	9.89%	12.63%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 98.5%

	Australia 5.7%
62,913	BHP Billiton Ltd.	$2,677,604
165,904	Orica Ltd.	4,656,525
84,585	Paladin Energy Ltd. (a)	516,440
236,906	QBE Insurance Group Ltd.	5,093,756
63,572	Rio Tinto Ltd.	8,225,431
285,302	Santos Ltd.	5,876,526
		27,046,282
	Canada 0.8%
82,939	Teck Cominco Ltd- Class B	3,900,093

	China 0.7%
2,460,000	PetroChina Co., Ltd. - Class H	3,180,134

	Finland 2.7%
99,700	Fortum Oyj	5,046,380
310,780	Nokia Oyj	7,596,382
		12,642,762
	France 14.5%
28,070	Alstom	6,436,626
61,320	Arcelor Mittal	6,026,224
171,200	Axa	5,044,566
52,811	Bouygues SA	3,484,308
34,254	Compagnie Generale des Etablissements Michelin - Class B	2,449,373
51,634	LVMH Moet Hennessy Louis Vuitton SA	5,386,307
43,149	PPR	4,763,337
72,300	Sanofi-Aventis	4,804,265
73,600	Suez SA	4,989,174
39,408	Technip SA	3,636,556
116,976	Total SA	9,956,837
16,100	Vallourec SA	5,630,665
166,809	Vivendi	6,289,766
		68,898,004
	Germany 8.6%
31,100	Allianz AG	5,466,203
71,310	Bayer AG	5,986,445

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 98.5% (continued)

	Germany 8.6% (continued)
37,320	DaimlerChrysler AG	$2,310,095
31,000	Deutsche Bank AG	2,655,585
670,555	Deutsche Telekom AG	11,011,707
39,017	E.ON AG	7,859,988
73,981	Gea Group AG (a)	2,601,595
125,358	Symrise AG (a)	2,762,655
		40,654,273
	Greece 0.8%
129,212	Alpha Bank A.E.	3,911,716

	Hong Kong 4.6%
614,400	The Bank of East Asia, Ltd.	3,340,470
300,000	Cheung Kong (Holdings) Ltd.	4,056,905
247,000	China Mobile Ltd.	3,315,442
36,964	China Mobile (Hong Kong) Ltd. - ADR	2,474,740
1,456,000	Hang Lung Properties Ltd.	4,674,294
708,000	Television Broadcasts Ltd.	4,089,493
		21,951,344
	Italy 2.5%
193,481	Eni SPA	7,187,899
749,199	UniCredito Italiano SPA	4,557,275
		11,745,174
	Japan 20.3%
449,000	The Bank of Yokohama, Ltd.	3,104,959
728	East Japan Railway Co.	5,929,786
61,000	Fanuc Ltd.	5,965,634
164,500	Hitachi Construction Machinery Co., Ltd.	4,611,908
146,000	Hitachi Metals Ltd.	2,397,121
535	Inpex Holdings, Inc.	6,756,159
110,000	Kao Corp.	2,887,767
161,400	Mitsubishi Corp.	5,318,246
639,000	Mitsubishi Tokyo Financial Group, Inc.	5,647,127
105,000	Mitsui & Co., Ltd.	2,317,464
175,000	Mitsui Fudosan Co., Ltd.	3,745,523
105,700	Murata Manufacturing Co., Ltd.	4,986,775

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 98.5% (continued)

	Japan 20.3% (continued)
164,000	NGK Insulators Ltd.	$3,197,284
68,800	Nidec Corp.	4,582,721
182,000	Nippon Electric Glass Co., Ltd.	3,163,521
376,500	Nomura Holdings, Inc.	5,575,352
192,300	Nomura Research Institute Ltd.	4,508,753
94,000	Shin-Etsu Chemical Co., Ltd.	5,833,176
110,900	Takeda Pharmaceutical Co. Ltd.	5,640,318
134,700	Toyota Motor Corp.	6,358,380
196,600	Yamaha Motor Co., Ltd.	3,681,928
		96,209,902
	Netherlands 6.2%
195,875	ASML Holding NV	4,794,314
100,200	Heineken NV	5,102,562
140,200	ING Groep NV	4,432,806
352,400	Unilever NV	9,965,400
210,005	Wolters Kluwer NV	4,888,054
		29,183,136
	Russia 1.5%
74,958	LUKOIL - ADR	7,360,876

	Russian Federation 0.7%
58,050	Gazprom OAO - ADR	3,361,095

	Singapore 1.8%
955,000	Capitaland Ltd.	4,012,994
356,000	Great Eastern Holdings Ltd.
	(Acquired Multiple Dates, Cost $3,058,534) (b)	4,427,692
		8,440,686
	Spain 2.6%
118,906	Indra Sistemas, SA	3,082,688
351,300	Telefonica SA	9,296,743
		12,379,431
	Sweden 0.5%
233,600	Telefonaktiebolaget LM Ericsson - Class B	2,429,083

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 98.5% (continued)

	Switzerland 7.1%
67,000	Credit Suisse Group	$3,049,639
88,400	Holcim Ltd.	7,145,548
121,000	Nestle SA	5,452,825
63,000	Roche Holding AG	11,325,656
26,738	Zurich Financial Services AG	6,814,306
		33,787,974
	Taiwan 1.0%
418,037	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	4,560,784

	United Kingdom 15.9%
445,800	Aviva plc	4,419,702
619,639	BAE Systems plc	5,438,758
165,962	Barclays plc	941,580
110,720	BHP Billiton plc	4,246,110
911,894	BP plc	10,569,379
244,600	British Sky Broadcasting Group plc	2,292,551
426,298	GlaxoSmithKline plc	9,423,639
1,711,571	Legal & General Group plc	3,396,312
408,495	National Grid plc	5,354,655
61,959	Rio Tinto Plc	7,461,531
74,106,726	Rolls Royce	147,198
195,300	Royal Dutch Shell plc - Class A	8,005,630
205,333	Smiths Group plc	4,424,237
3,231,215	Vodafone Group plc	9,520,161
		75,641,443
	Total Common Stocks
	(Cost $423,778,413)	467,284,192

	RIGHTS 0.0%
35,563	Barclays plc
	Expiring July 14, 2008 at $24.45
	(Acquired Multiple Dates, Cost $42,202)	46,255
	Total Rights
	(Cost $42,202)	46,255

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	SHORT-TERM INVESTMENTS 0.4%

	Investment Company 0.4%
1,628,024	Fidelity Institutional Money Market Portfolio	$1,628,024

	Total Short-Term Investments
	(Cost $1,628,024)	1,628,024

	Total Investments 98.9%
	(Cost $425,448,639)	468,958,471

	Other Assets in Excess of Liabilities 1.1%	5,128,960

	TOTAL NET ASSETS 100.0%	$474,087,431

(a)	Non-income producing.
(b)	Rule 144A security.
ADR - American Depositary Receipt

As of June 30, 2008, the currency diversification as a percentage of net assets was as follows:
European Euro	37.9%
Japanese Yen	20.3
British Pounds	15.9
Swiss Francs	7.1
Australian Dollars	5.7
Hong Kong Dollars	4.6
Other	8.5 *
100.0%

*	None of the remaining currencies (comprised of seven other currencies) exceeds 5.0% each of net assets.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2008

	Value	Percentage
Aerospace/Defense	$5,438,758	1.1%
Auto Components	2,449,373	0.5%
Automobiles	12,497,601	2.6%
Beverages	5,102,562	1.1%
Capital Markets	11,280,575	2.4%
Chemicals	19,238,802	4.1%
Commercial Banks	21,503,128	4.5%
Communications Equipment	10,025,465	2.1%
Construction & Engineering	3,484,308	0.7%
Construction Materials	7,145,548	1.5%
Diversified Financial Services	4,432,806	0.9%
Diversified Telecommunication Services	20,308,450	4.3%
Electric Utilities	12,906,368	2.7%
Electronic Equipment & Instruments	19,169,643	4.0%
Energy Equipment & Services	3,636,556	0.8%
Food & Staples Retailing	15,418,226	3.3%
Household Products	2,887,767	0.6%
Industrial Conglomerates	4,424,237	0.9%
Information Technology Services	7,591,440	1.6%
Insurance	34,662,536	7.3%
Machinery	22,007,085	4.6%
Media	17,559,864	3.7%
Metals & Mining	34,934,116	7.4%
Multiline Retail	4,763,337	1.0%
Multi-Utilities	10,343,828	2.2%
Oil, Gas & Consumable Fuels	62,770,974	13.2%
Pharmaceuticals	31,193,878	6.6%
Real Estate Management & Development	16,489,715	3.5%
Road & Rail	5,929,786	1.3%
Semiconductors & Semiconductor Equipment	9,355,098	2.0%
Textiles, Apparel & Luxury Goods	5,386,307	1.1%
Trading Companies & Distributors	7,635,711	1.6%
Wireless Telecommunication Services	15,310,344	3.2%
Total Common Stocks	467,284,192	98.5%
Total Rights	46,255	0.0%
Total Short-Term Investments	1,628,024	0.4%
Total Investments	468,958,471	98.9%
Other Assets, Less Liabilities	5,128,960	1.1%
Total Net Assets	$474,087,431	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

Assets:
Investments at value (cost $425,448,639)	$468,958,471
Foreign currencies at value (cost $3,662,407)	3,677,773
Interest and dividends receivable	1,786,589
Receivable for investments sold	28,762,249
Unrealized appreciation on foreign currency contracts	451
Prepaid expenses and other assets	23,090
Total assets	503,208,623

Liabilities:
Payable for investments purchased	504,537
Payable for Fund shares purchased	28,033,558
Unrealized depreciation on foreign currency contracts	153,790
Accrued investment advisory fee	257,587
Accrued custody fees	79,840
Accrued expenses	91,880
Total liabilities	29,121,192
Net Assets	$474,087,431

Net Assets Consist of:
Paid in capital	$412,497,181
Undistributed net investment income	10,263,578
Undistributed net realized gain	7,880,274
Net unrealized appreciation (depreciation) on:
Investments	43,522,518
Foreign currency	(76,120)
Net Assets	$474,087,431

CAPITAL STOCK, $0.01 PAR VALUE
Authorized	50,000,000
Issued and outstanding	35,808,276
Net Asset Value, Redemption Price and Offering Price Per Share	$13.24

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2008
Investment Income:
Dividends(1)	$16,204,852
Interest	55,493
16,260,345

Expenses:
Investment advisory fees (Note 3)	6,177,170
Custody fees	348,176
Fund administration and accounting fees	191,481
Federal and state registration fees	30,588
Legal fees	26,060
Shareholder servicing fees	25,760
Audit fees	24,742
Reports to shareholders	23,695
Directors’ fees and related expenses	7,280
Chief Compliance Officer expenses	7,074
Other	22,446
Total expenses before waiver	6,884,472
Waiver of expenses by Adviser (Note 3)	(2,007,759)
Net expenses	4,876,713
Net Investment Income	11,383,632

Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency:
Realized gain on:
Investments	26,884,421
Foreign currency transactions	1,271,787
Change in net unrealized appreciation (depreciation) on:
Investments	(101,010,043)
Foreign currency translation	(107,752)
Net Realized and Unrealized Loss
on Investments and Foreign Currency	(72,961,587)
Net Decrease in Net Assets
Resulting from Operations	$(61,577,955)

(1)	Net of $1,718,250 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment income	$11,383,632	$9,777,408
Net realized gain on:
Investments	26,884,421	36,652,409
Foreign currency transactions	1,271,787	722,655
Change in net unrealized appreciation (depreciation) on:
Investments	(101,010,043)	99,800,538
Foreign currency translation	(107,752)	(31,386)
Net increase (decrease) in net assets
resulting from operations	(61,577,955)	146,921,624

Distributions
Paid From:
Net investment income	(10,852,936)	(8,904,855)
Net realized gain on investments	(50,797,918)	(10,220,846)
Net decrease in net assets resulting
from distributions paid	(61,650,854)	(19,125,701)

Capital Share
Transactions:
Shares sold	27,684,564	119,965,159
Shares issued to holders in
reinvestment of distributions	56,429,837	16,269,562
Shares redeemed	(199,418,432)	(82,731,619	)(1)
Net increase (decrease) in net assets
resulting from capital share transactions	(115,304,031)	53,503,102
Total Increase (Decrease) in Net Assets	(238,532,840)	181,299,025

Net Assets:
Beginning of year	712,620,271	531,321,246
End of year
(includes undistributed net investment income
of $10,263,578 and $8,461,283, respectively)	$474,087,431	$712,620,271

(1)	Net of redemption fees of $476 for the year ended June 30, 2007.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004(1)
Net Asset Value,
Beginning of Period	$16.11	$13.08	$11.07	$10.03	$10.00

Income (Loss)
from Investment
Operations:
Net investment income	0.31	0.25	0.31 (5)	0.21 (5)	0.09	(5)
Net realized and unrealized
gain (loss) on investments	(1.75)	3.25	1.81	0.87	(0.08)
Total Income (Loss) from
Investment Operations	(1.44)	3.50	2.12	1.08	0.01

Less Distributions
Paid:
From net investment income	(0.25)	(0.22)	(0.07)	(0.01)	—
From net realized gain on investments	(1.18)	(0.25)	(0.04)	(0.03)	—
Total Distributions Paid	(1.43)	(0.47)	(0.11)	(0.04)	—

Payment by Affiliates	—	—	—	—	0.02
Net Asset Value, End of Period	$13.24	$16.11	$13.08	$11.07	$10.03

Total Return(2)	(9.60)%	27.12%	19.27%	10.87%	0.30	%(6)

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$474,087	$712,620	$531,321	$137,478	$12,130
Ratio of expenses to average net assets(3)(4)	0.75%	0.75%	0.75%	0.95%	0.95%
Ratio of net investment income
to average net assets(3)(4)	1.75%	1.62%	1.94%	1.96%	2.01%
Portfolio turnover rate(2)	54%	62%	35%	44%	17%

(1)	Commenced operations on January 8, 2004.
(2)	Not annualized for periods less than a full year.
(3)
Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.06%, 1.07%, 1.09%, 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 1.44%, 1.30%, 1.60%, 1.60% and (1.45)% for the periods ended June 30, 2008, June 30, 2007, June 30, 2006, June 30, 2005 and June 30, 2004, respectively.

(4)	Annualized.
(5)	Per share net investment income has been calculated using the daily average share method.
(6)	During the period ended June 30, 2004, 0.20% of the Fund’s total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA

NETOLS SMALL CAP

VALUE FUND

REPORT FROM NETOLS ASSET
MANAGEMENT:

Dear Fellow Shareholders:

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund has outperformed the benchmark after fees, returning 7.59% annualized, compared to -0.39% annualized for the Russell 2000 Value Index.

Performance Review

For the year ended June 30, 2008, the Frontegra Netols Small Cap Value Fund has outperformed, returning -7.01% net of fees, compared to -21.63% for the Russell 2000 Value Index.

Portfolio Review

Rising commodity prices and a slowing domestic economy were the dominant market factors during the past 12 months.  Tightening of credit, as a result of issues in the financial system, lead to the slowdown.  As a result, the Energy sector outperformed all others as oil and gas prices increased approximately 40% in the June quarter alone.  Conversely, these issues placed an added strain on the consumer’s wallet resulting in underperformance of the Consumer Discretionary and Financial sectors.

Our market outlook remains relatively unchanged.  The world economy remains relatively solid with growth in developing nations tempered by a slowing in mature economies such as Western Europe.  The increased demand for commodities to fuel developing nation growth has resulted in higher inflation in the world economy.  As a result, central banks may continue to raise interest rates in an attempt to fight inflation.  Domestically, we believe we are in a credit tightening cycle that could continue for quite some time.  Therefore, we believe small cap equities with a strong capital position and defendable market position should outperform.

Positive Contributions to Relative Performance July 2007 through June 2008

•	Stock Selection – Energy, Materials
•	Overweight – Energy
•	Underweight – Financials
•	Best Performing Stocks – Encore Acquisition Co., Whiting Petroleum, International Coal Group, Compass Minerals, Foundation Coal

Negative Contributions to Relative Performance July 2007 through June 2008

•	Stock Selection – Consumer Staples, Financials
•	Overweight – Consumer Discretionary
•	Worst Performing Stocks – UCBH Holdings, Cott, MGIC Investment Corp., East West Bancorp, MGP Ingredients

Thank you for your continued support.

Jeff Netols
Netols Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  12/16/05 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/08	FUND	INDEX

SIX MONTHS	(2.48)%	(9.84)%

ONE YEAR	(7.01)%	(21.63)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	7.59%	(0.39)%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 96.9%

	Aerospace & Defense 2.7%
9,648	American Science & Engineering, Inc.	$497,162
10,795	Ceradyne, Inc. (a)	370,268
		867,430
	Auto Components 0.6%
15,448	Tenneco Automotive, Inc. (a)	209,011

	Beverages 0.5%
25,765	MGP Ingredients, Inc.	149,437

	Chemicals 2.9%
19,096	Terra Industries Inc. (a)	942,388

	Commercial Banks 3.2%
17,564	East West Bancorp, Inc.	124,002
24,372	Old National Bancorp	347,545
47,116	UCBH Holdings, Inc.	106,011
8,918	Westamerica Bancorporation	468,997
		1,046,555
	Commercial Services & Supplies 3.4%
30,080	Corinthian Colleges, Inc. (a)	349,229
8,444	DeVry, Inc.	452,767
9,783	School Specialty, Inc. (a)	290,849
		1,092,845
	Construction & Engineering 1.9%
43,733	ENGlobal Corp. (a)	622,758

	Diversified Financial Services 1.0%
7,725	GATX Corp.	342,449

	Diversified Telecommunication Services 1.4%
38,659	Alaska Communications Systems Group Inc.	461,589

	Electrical Equipment 3.3%
41,029	C&D Technologies, Inc. (a)	347,105

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)

	Electrical Equipment 3.3% (continued)
10,732	General Cable Corp. (a)	$653,042
8,421	LSI Industries, Inc.	68,379
		1,068,526
	Electronic Equipment & Instruments 0.6%
27,726	GTSI Corp. (a)	209,886

	Energy Equipment & Services 1.5%
28,679	Ion Geophysical Corp. (a)	500,449

	Food Products 1.8%
24,962	Lance, Inc.	468,537
5,302	Treehouse Foods, Inc. (a)	128,626
		597,163
	Health Care Equipment & Services 1.3%
26,759	PSS World Medical, Inc. (a)	436,172

	Health Care Equipment & Supplies 10.3%
9,707	Haemonetics Corp. (a)	538,350
17,718	ICU Medical, Inc. (a)	405,388
32,025	Medical Action Industries, Inc. (a)	332,099
15,797	Mentor Corp.	439,473
50,903	Merit Medical Systems, Inc. (a)	748,274
10,238	SurModics, Inc. (a)	459,072
7,861	Varian, Inc. (a)	401,383
		3,324,039
	Health Care Providers & Services 4.1%
27,711	Gentiva Health Services, Inc. (a)	527,894
20,562	Sunrise Senior Living, Inc. (a)	462,234
20,068	U.S. Physical Therapy, Inc. (a)	329,316
		1,319,444
	Household Durables 0.9%
51,564	Champion Enterprises, Inc. (a)	301,649

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)

	Insurance 2.1%
10,197	Hanover Insurance Group Inc.	$433,372
12,305	Stewart Information Services Corp.	237,979
		671,351
	IT Services 3.9%
12,208	CACI International Inc. - Class A (a)	558,760
14,741	Mantech International Corp. - Class A (a)	709,337
		1,268,097
	Leisure Equipment & Products 0.5%
15,726	Brunswick Corp.	166,696

	Machinery 8.0%
10,603	IDEX Corp.	390,614
7,531	Kaydon Corp.	387,169
20,999	Robbins & Myers, Inc.	1,047,220
15,540	Wabtec Corp.	755,555
		2,580,558
	Marine 3.1%
8,516	Alexander & Baldwin, Inc.	387,904
23,196	General Maritime Corp. (b)	602,632
		990,536
	Media 1.8%
12,382	Arbitron Inc.	588,145

	Metals & Mining 5.7%
9,582	Brush Engineered Materials, Inc. (a)	233,992
11,716	Commercial Metals Co.	441,693
14,412	Compass Minerals International, Inc.	1,161,031
		1,836,716
	Multiline Retail 2.5%
42,215	99 Cents Only Stores (a)	278,619
46,485	Fred’s, Inc. - Class A	522,491
		801,110

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)

	Oil & Gas 7.1%
9,817	Encore Acquisition Co. (a)	$738,140
8,999	Forest Oil Corp. (a)	670,425
8,521	Whiting Petroleum Corp. (a)	903,908
		2,312,473
	Oil, Gas & Consumable Fuels 6.6%
10,878	Foundation Coal Holdings, Inc.	963,573
90,082	International Coal Group, Inc. (a)	1,175,570
		2,139,143
	Personal Products 1.8%
8,762	Chattem, Inc. (a)	569,968

	Pharmaceuticals 0.7%
11,807	K-V Pharmaceutical Co. - Class A (a)	228,229

	Real Estate 5.4%
24,372	Arbor Realty Trust, Inc.	218,617
32,749	Cedar Shopping Centers Inc.	383,818
11,110	First Industrial Realty Trust, Inc.	305,192
9,090	Mid-America Apartment Communities, Inc.	463,954
20,115	Sun Communities, Inc.	366,696
		1,738,277
	Road & Rail 1.3%
12,097	Genesee & Wyoming, Inc. - Class A (a)	411,540

	Software 2.3%
27,506	EPIQ Systems, Inc. (a)	390,585
16,720	Fair Isaac Corp.	347,275
		737,860
	Specialty Retail 0.5%
5,191	Tractor Supply Co. (a)	150,747

	Textiles, Apparel & Luxury Goods 1.5%
34,394	Carter’s, Inc. (a)	475,325
The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2008

Number of Shares		Value
	COMMON STOCKS 96.9% (continued)

	Thrifts & Mortgage Finance 0.7%
36,091	MGIC Investment Corp.	$220,516

	Total Common Stocks
	(Cost $30,068,746)	31,379,077

	SHORT-TERM INVESTMENTS 1.8%
	Variable Rate Demand Notes (c) 1.8%
595,146	Fidelity Institutional Money Market Portfolio	595,146

	Total Short-Term Investments
	(Cost $595,146)	595,146

	Total Investments 98.7%
	(Cost $30,663,892)	31,974,223

	Other Assets in Excess of Liabilities 1.3%	405,411

	TOTAL NET ASSETS 100.0%	$32,379,634

(a)	Non-income producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2008.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008

Assets:
Investments at value (cost $30,663,892)	$31,974,223
Interest and dividends receivable	26,088
Receivable for investments sold	98,083
Receivable for Fund shares sold	430,942
Prepaid expenses and other assets	6,991
Total assets	32,536,327

Liabilities:
Payable for investments purchased	97,617
Payable for Fund shares purchased	2,096
Accrued investment advisory fee	17,217
Distribution and shareholder servicing fees	1,159
Accrued expenses	38,604
Total liabilities	156,693
Net Assets	$32,379,634

Net Assets Consist of:
Paid in capital	$31,822,971
Undistributed net investment income	12,872
Accumulated net realized loss	(766,540)
Net unrealized appreciation on investments	1,310,331
Net Assets	$32,379,634

CAPITAL STOCK, $0.01 PAR VALUE
Institutional Class Shares Authorized	50,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$31,345,633
Issued and outstanding	2,654,714
Net Asset Value, Redemption Price and Offering Price Per Share	$11.81

Class Y:
Net Assets	$1,034,001
Issued and outstanding	87,786
Net Asset Value, Redemption Price and Offering Price Per Share	$11.78

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2008
Investment Income:
Dividends(1)	$235,229
Interest	29,981
265,210
Expenses:
Investment advisory fees (Note 3)	223,142
Legal fees	29,946
Fund administration and accounting fees	28,883
Audit fees	23,794
Custody fees	11,422
Shareholder servicing fees	10,981
Federal and state registration fees	9,683
Directors’ fees and related expenses	7,271
Chief Compliance Officer expenses	7,046
Distribution and shareholder servicing fees - Class Y (Note 8)	3,106
Reports to shareholders	741
Other	2,774
Total expenses before waiver and reimbursement	358,789
Waiver and reimbursement of expenses by Adviser (Note 3)	(110,227)
Net expenses	248,562
Net Investment Income	16,648

Realized and Unrealized
Loss on Investments:
Net realized loss on investments	(762,753)
Change in net unrealized
appreciation/depreciation on investments	(752,047)
Net Realized and Unrealized
Loss on Investments	(1,514,800)
Net Decrease in Net Assets
Resulting from Operations	$(1,498,152)

(1)	Net of $459 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Operations:
Net investment income	$16,648	$34,681
Net realized gain (loss) on investments	(762,753)	303,294
Change in net unrealized
appreciation/depreciation on investments	(752,047)	2,313,934
Net increase (decrease) in net assets
resulting from operations	(1,498,152)	2,651,909

Distributions Paid to Institutional
Class Shareholders From:
Net investment income	(34,466)	—
Net realized gain on investments	(251,672)	(55,832)
Net decrease in net assets resulting
from distributions paid	(286,138)	(55,832)

Distributions Paid to Class Y
Shareholders From:(1)
Net investment income	(1,500)	—
Net realized gain on investments	(13,294)	—
Net decrease in net assets resulting
from distributions paid	(14,794)	—

Capital Share
Transactions:
Shares sold	18,175,238	7,964,269
Shares issued to holders in
reinvestment of distributions	273,586	55,832
Shares redeemed	(1,637,886)	(976,290)
Net increase in net assets resulting
from capital share transactions	16,810,938	7,043,811
Total Increase in Net Assets	15,011,854	9,639,888

Net Assets:
Beginning of year	17,367,780	7,727,892
End of year
(includes undistributed net investment income
of $12,872 and $35,966, respectively)	$32,379,634	$17,367,780

(1)	Class Y Shares commenced operations on November 1, 2007.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Year	Year	Period
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
	2008	2007	2006(1)
Net Asset Value,
Beginning of Period	$12.88	$10.29	$10.00

Income (Loss)
from Investment
Operations:
Net investment income	— (2)	0.03	—	(2)
Net realized and unrealized
gain (loss) on investments	(0.90)	2.62	0.29
Total Income (Loss) from
Investment Operations	(0.90)	2.65	0.29

Less Distributions
Paid:
From net investment income	(0.02)	—	—
From net realized gain on investments	(0.15)	(0.06)	—
Total Distributions Paid	(0.17)	(0.06)	—
Net Asset Value, End of Period	$11.81	$12.88	$10.29
Total Return	(7.01)%	25.81%	2.90	%(3)

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$31,346	$17,368	$7,728
Ratio of expenses to average net assets(4)	1.10%	1.10%	1.10	%(5)
Ratio of net investment income
to average net assets(4)	0.09%	0.31%	0.05	%(5)
Portfolio turnover rate	32%	49%	41	%(3)

(1)	Commenced operations on December 16, 2005.
(2)	Less than one cent per share.
(3)	Not annualized.
(4)
Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.59%, 2.10% and 4.59% and the ratio of net investment income (loss) to average net assets would have been (0.40)%, (0.70)% and (3.44)% for the periods ended June 30, 2008, June 30, 2007 and June 30, 2006, respectively.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Period
	Ended
	June 30,
	2008(1)
Net Asset Value,
Beginning of Period	$12.54

Income (Loss)
from Investment
Operations:
Net investment income	(0.02	)(2)
Net realized and unrealized
loss on investments	(0.57)
Total Loss from
Investment Operations	(0.59)

Less Distributions
Paid:
From net investment income	(0.02)
From net realized gain on investments	(0.15)
Total Distributions Paid	(0.17)
Net Asset Value, End of Period	$11.78
Total Return	(4.76	)%(3)

Supplemental Data
and Ratios:
Net assets, end of period (in thousands)	$1,034
Ratio of expenses to average net assets(4)	1.55	%(5)
Ratio of net investment income (loss)
to average net assets(4)	(0.34	)%(5)
Portfolio turnover rate	32	%(3)

(1)	Commenced operations on November 1, 2007.
(2)	Less than one cent per share.
(3)	Not annualized.
(4)
Net of waivers and reimbursements by Adviser.  Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 2.01% and the ratio of net investment income (loss) to average net assets would have been (0.80)% for the period ended June 30, 2008.

(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2008

(1)	Organization

Frontegra Funds, Inc. (“Frontegra”) was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Columbus Core Plus Fund (formerly Frontegra Total Return Bond Fund), the Frontegra  Columbus Core Fund (formerly Frontegra Investment Grade Bond Fund), the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the “Funds”). The Frontegra Columbus Core Plus and Columbus Core Funds seek a high level of total return, consistent with the preservation of capital. See Note 7 for description of reorganization on August 3, 2007. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Columbus Core Plus and Columbus Core Funds, sub-advised by Reams Asset Management Company, LLC (“Reams”), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. (“IronBridge”), commenced operations on August 30, 2002 and December 31, 2004, respectively.  The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited (“New Star”), commenced operations on January 8, 2004.  The Frontegra Netols Small Cap Value Fund – Institutional Class and the Netols Small Cap Value Fund – Class Y, sub-advised by Netols Asset Management, Inc. (“Netols”), commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)	Investment Valuation

Securities are stated at fair value. Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities, such as term loans, not priced by an independent pricing service are priced by an independent dealer based on the current closing bid price.  Credit default swaps are valued by a third party pricing service.  Equity securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded.  Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

Closing Price (“NOCP”).  Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra New Star International Equity Fund.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value.  Securities maturing within 60 days or less when purchased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols pursuant to guidelines established by the Board of Directors.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”.  SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  Management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect on certain measurements reported in the statement of operations for a fiscal period.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(b)	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns.  These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.  In evaluating whether a tax position has met the recognition threshold, each Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.  Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires each Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Funds include Federal and the state of Maryland.  As of December 30, 2007, open Federal and Maryland tax years include the tax years ended December 31, 2004 through 2006.  The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2008.  Each of the Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c)	Distributions to Shareholders

Dividends from net investment income are usually declared and paid quarterly for the Frontegra Columbus Core Plus and Frontegra Columbus Core Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

The tax character of distributions paid during the periods ended June 30, 2008 and June 30, 2007 were as follows:

	Year Ended		Period Ended
	June 30, 2008		June 30, 2007
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Frontegra Columbus
Core Plus Fund	$25,210,791	$—	$14,405,929	$—
Frontegra Columbus
Core Fund	4,337,398	—	4,275,494	—
Frontegra IronBridge
Small Cap Fund	10,391,454	35,191,852	11,937,049	22,844,243
Frontegra IronBridge
SMID Fund	7,030,056	11,099,086	1,276,328	892,285
Frontegra New Star
International Equity Fund	31,026,819	30,624,035	13,562,503	5,563,199
Frontegra Netols
Small Cap Value Fund	143,320	157,612	54,889	943

As of June 30, 2008, the Funds’ most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Frontegra		Frontegra
	Columbus	Frontegra	IronBridge
	Core	Columbus	Small Cap
	Plus Fund	Core Fund	Fund
Cost basis of investments for
federal income tax purposes	$618,386,329	$136,893,641	$364,093,693
Gross tax unrealized appreciation	$2,469,957	$645,212	$83,153,798
Gross tax unrealized depreciation	(11,957,770)	(1,212,753)	(47,244,979)
Net tax unrealized appreciation (depreciation)	(9,487,813)	(567,541)	35,908,819
Undistributed ordinary income	4,505,101	15,884	1,838,066
Undistributed long-term capital gain	—	—	14,375,651
Total distributable earnings	4,505,101	15,884	16,213,717
Other accumulated losses	—	(809,697)	—
Total accumulated earnings (losses)	$(4,982,712)	$(1,361,354)	$52,122,536

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

		Frontegra	Frontegra
	Frontegra	New Star	Netols
	IronBridge	International	Small Cap
	SMID Fund	Equity Fund	Value Fund
Cost basis of investments for
federal income tax purposes	$229,681,538	$428,866,688	$30,671,822
Gross tax unrealized appreciation	$26,200,410	$75,029,190	$5,938,798
Gross tax unrealized depreciation	(22,512,892)	(34,924,721)	(4,636,397)
Net tax unrealized appreciation (depreciation)	3,687,518	40,104,469	1,302,401
Undistributed ordinary income	1,302,341	10,274,560	12,872
Undistributed long-term capital gain	1,321,594	11,287,341	—
Total distributable earnings	2,623,935	21,561,901	12,872
Other accumulated gains (losses)	—	(76,120)	(758,610)
Total accumulated earnings	$6,311,453	$61,590,250	$556,663

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2008, the Frontegra Columbus Core Fund had a capital loss carryover of $809,697, which expires in 2015 and the Netols Small Cap Value Fund had a capital loss carryover of $119,331, which expires in 2016.

At June 30, 2008, the Frontegra Netols Small Cap Value Fund had a post-October capital loss of $639,279. This loss is treated as occurring on July 1, 2008 for tax purposes.

(d)	When-Issued Securities

The Frontegra Columbus Core Plus and Columbus Core Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

(e)	Mortgage Dollar Rolls

The Frontegra Columbus Core Plus and Columbus Core Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage backed securities for delivery in the current

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

(f)	Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at June 30, 2008.

(g)	Credit Default Swaps

The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller of protection in the transaction.  As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”).  At June 30, 2008, the Frontegra Columbus Core Plus Fund had sale contracts outstanding with Maximum Payout

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

Amounts aggregating $62,210,000, with net unrealized depreciation of $968,562.  At June 30, 2008, the Frontegra Columbus Core Fund had sale contracts outstanding with Maximum Payout Amounts aggregating $9,780,000 with net unrealized depreciation of $72,889.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

(h)	Foreign Currency Contracts and Foreign Currency Translation

At June 30, 2008, the New Star International Equity Fund had open forward currency contracts to receive and deliver currencies as follows:

Contract					Unrealized
Settlement					Appreciation
Date	Deliver		Receive		(Depreciation)
7/02/2008	HKD	14,818,290	USD	1,900,000	$451
7/01/2008	EUR	2,681,690	USD	4,239,216	(17,013)
7/01/2008	GBP	2,556,488	USD	5,099,426	(7,328)
7/02/2008	JPY	1,530,776,541	USD	14,545,577	(129,449)
				Total	$(153,339)

EUR - Euro.
GBP - British pound.
HKD - Hong Kong dollar.
JPY - Japanese yen.
USD - U.S. dollar.

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

The fund bears the risk of changes in the foreign currency exchange rates and the risk the counterparty fails to fulfill its obligations under the contract.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

(i)	Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(j)	Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis.  All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2008, the following table shows the reclassifications made:

			Frontegra
	Frontegra	Frontegra	IronBridge
	Columbus Core	Columbus	Small Cap
	Plus Fund	Core Fund	Fund
Paid in capital	$2,013,734	$486,424	$—
Accumulated net investment income (loss)	1,205,812	(67,675)	(84,223)
Accumulated net realized gain (loss)	(3,304,997)	(417,934)	84,223
Unrealized gains and losses	85,451	(815)	—

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

		Frontegra	Frontegra
	Frontegra	New Star	Netols
	IronBridge	International	Small Cap
	SMID Fund	Equity Fund	Value Fund
Paid in capital	$5,554	$—	$3,753
Accumulated net investment income (loss)	(4,458)	1,271,599	(3,776)
Accumulated net realized gain (loss)	(1,096)	(1,271,599)	23

The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3)	Investment Adviser

Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the “Adviser”), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

The Frontegra Columbus Core Plus Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund’s average daily net assets.  Pursuant to expense cap agreements, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.20% of the Fund’s average daily net assets through October 31, 2007 and 0.35% of the Fund’s average daily net assets beginning November 1, 2007.  The 0.35% expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra Columbus Core Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund’s average daily net assets.  Pursuant to expense cap agreements, the Adviser agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.20% of the Fund’s average daily net assets through October 31, 2007 and 0.35% of the Fund’s average daily net assets beginning November 1, 2007.  The 0.35% expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 1.10% of the Fund’s average daily net assets.  This expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund’s average daily net assets. Pursuant to an expense cap agreement, the Adviser

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.95% of the Fund’s average daily net assets.  This expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 0.75% of the Fund’s average daily net assets.  This expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

The Frontegra Netols Small Cap Value Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement, the Adviser has agreed to waive its management fee and/or reimburse the Fund’s operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund’s operating expenses do not exceed 1.10% of the Fund’s average daily net assets for Institutional Class Shares and 1.55% of the Fund’s average daily net assets for Class Y Shares through June 30, 2008 and 1.50% of the Class Y Shares’ average daily net assets beginning July 1, 2008.  This expense cap agreement will continue in effect until October 31, 2008 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Expenses attributable to a specific class may only be recouped by that class.

The following table shows the waived or reimbursed expenses subject to potential recoveryexpiring in:

	Frontegra			Frontegra	Frontegra
	Columbus	Frontegra	Frontegra	New Star	Netols
	Core	Columbus	IronBridge	International	Small Cap
	Plus Fund	Core Fund	SMID Fund	Equity Fund	Value Fund
2009	$965,488	$438,461	$109,169	$1,248,571	$71,972
2010	$874,012	$416,403	$43,079	$1,947,759	$114,909
2011	$802,439	$341,113	$22,812	$2,007,759	$110,227
	$2,641,939	$1,195,977	$175,060	$5,204,089	$297,108

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

The Adviser recouped $32,371 of previously waived/reimbursed expenses in the Frontegra IronBridge Small Cap Fund during the year ended June 30, 2008.  There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4)	Capital Share Transactions

Transactions in shares of the Frontegra Columbus Core Plus Fund were as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Shares issued in connection with
acquisition of Columbus Core Plus Fund (see Note 7)	4,545,718	—
Shares sold	3,393,596	998,449
Shares issued to holders in
reinvestment of distributions	749,094	431,576
Shares redeemed	(3,675,366)	(2,884,808)
Net increase (decrease) in shares outstanding	5,013,042	(1,454,783)

Transactions in shares of the Frontegra Columbus Core Fund were as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Shares issued in connection with
acquisition of Columbus Core Fund (see Note 7)	1,425,241	—
Shares sold	2,516,992	918,821
Shares issued to holders in
reinvestment of distributions	307,136	220,493
Shares redeemed	(3,638,089)	(1,877,895)
Net increase (decrease) in shares outstanding	611,280	(738,581)

Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Shares sold	1,988,935	1,845,972
Shares issued to holders in
reinvestment of distributions	2,473,395	1,862,846
Shares redeemed	(2,226,907)	(4,612,068)
Net increase (decrease) in shares outstanding	2,235,423	(903,250)

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Shares sold	6,848,087	4,918,242
Shares issued to holders in
reinvestment of distributions	1,407,976	160,618
Shares redeemed	(1,949,251)	(2,616,818)
Net increase in shares outstanding	6,306,812	2,462,042

Transaction in shares of the Frontegra New Star International Equity Fund were as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Shares sold	1,853,880	8,261,623
Shares issued to holders in
reinvestment of distributions	3,946,143	1,150,606
Shares redeemed	(14,217,936)	(5,796,757)
Net increase in shares outstanding	(8,417,913)	3,615,472

Transaction in shares of the Frontegra Netols Small Cap Value Fund – Institutional Class were as follows:

	Year Ended	Year Ended
	June 30, 2008	June 30, 2007
Shares sold	1,401,889	675,621
Shares issued to holders in
reinvestment of distributions	21,388	4,880
Shares redeemed	(117,167)	(82,580)
Net increase in shares outstanding	1,306,110	597,921

Transaction in shares of the Frontegra Netols Small Cap Value Fund – Class Y were as follows:

Period Ended
June 30, 2008(1)
Shares sold	106,767
Shares issued to holders in
reinvestment of distributions	1,223
Shares redeemed	(20,204)
Net increase in shares outstanding	87,786

(1)	Commenced operations on November 1, 2007.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

(5)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S.Government securities, for the Funds for the year ended June 30, 2008 are summarized below:

	Frontegra
	Columbus	Frontegra	Frontegra
	Core	Columbus	IronBridge
	Plus Fund	Core Fund	Small Cap Fund
Purchases	$5,240,668,765	$1,053,800,230	$212,677,447
Sales	$5,142,708,805	$1,071,421,666	$217,139,458

		Frontegra	Frontegra
	Frontegra	New Star	Netols
	IronBridge	International	Small Cap
	SMID Fund	Equity Fund	Value Fund
Purchases	$193,149,782	$346,090,354	$22,798,868
Sales	$138,451,784	$501,514,498	$7,127,471

Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Plus Fund were $1,402,209,898 and $1,457,430,588, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Fund were $296,700,953 and $312,251,561, respectively.

There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

(6)	Directors Fees

The Independent Directors of the Funds were paid $42,500 in director fees during the year ended June 30, 2008. The Interested Director did not receive any remuneration from the Funds.

(7)	Acquisitions

On August 3, 2007, Frontegra Columbus Core Plus Fund acquired all the net assets of Columbus Core Plus Fund pursuant to a plan of reorganization approved by Columbus Core Plus Fund shareholders on July 24, 2007.  The acquisition was accomplished by a tax-free exchange of 4,545,718 shares of Frontegra Columbus Core Plus Fund (valued at $139,917,106) for the 14,269,548 shares of Columbus Core Plus Fund outstanding on August 3, 2007.  Columbus Core Plus Fund’s net assets at that date ($139,917,106), included $85,451 of unrealized appreciation and accumulated net realized losses of $2,099,813 (of which $797,500 was available to offset future capital gains for federal income tax purposes, subject to certain limitations), were combined with those of Frontegra Columbus Core Plus Fund.  The aggregate net assets of Frontegra Columbus Core Plus Fund and Columbus Core Plus Fund immediately before the acquisition were $277,318,845 and $139,917,106, respectively.  The combined net assets after the acquisition were $417,235,951.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

On August 3, 2007, Frontegra Columbus Core Fund acquired all the net assets of Columbus Core Fund pursuant to a plan of reorganization approved by Columbus Core Fund shareholders on July 24, 2007.  The acquisition was accomplished by a tax-free exchange of 1,425,241 shares of Frontegra Columbus Core Fund (valued at $14,423,390) for the 1,480,025 shares of Columbus Core Fund outstanding on August 3, 2007.  Columbus Core Fund’s net assets at that date ($14,423,390), included $815 of unrealized depreciation and accumulated net realized losses of $485,611 (of which $285,222 was available to offset future capital gains for federal income tax purposes, subject to certain limitations), were combined with those of Frontegra Columbus Core Fund.  The aggregate net assets of Frontegra Columbus Core Fund and Columbus Core Fund immediately before the acquisition were $91,486,920 and $14,423,390, respectively.  The combined net assets after the acquisition were $105,910,310.

(8)	Distribution Plan and Shareholder Servicing Fee

Frontegra, on behalf of the Frontegra Columbus Core Plus Fund, the Frontegra IronBridge SMID Fund and the Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”) for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds.  For the period ended June 30, 2008, the following expenses were incurred under the 12b-1 Plan:

Class Y
Netols Small Cap Value Fund	$1,726

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.20% (0.15% effective July 1, 2008) per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.  For the period ended June 30, 2008, the Funds incurred the following shareholder servicing expenses:

Class Y
Netols Small Cap Value Fund	$1,380

(9)	Subsequent Event

On August 1, 2008, William D. Forsyth III acquired 100% of the ownership interest in Frontegra Asset Management, Inc., the investment adviser to the Funds, and in Frontegra Strategies, LLC, the principal distributor for the Funds (the “Transaction”).  Prior to the consummation of the Transaction, Mr. Forsyth and Thomas J. Holmberg, Jr. each owned 50% of the Adviser and the Distributor and were co-Presidents of the Funds, the Adviser and the Distributor.  Effective August 1, 2008, Mr. Holmberg no longer holds an ownership interest in the Adviser or the Distributor, and has resigned from his positions at the Adviser, the Distributor and the Funds.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2008

Pursuant to the Transaction and effective August 1, 2008, Mr. Forsyth assumed the positions of President and Secretary of the Funds.  Additionally, effective August 1, 2008, Elyce D. Dilworth, Chief Compliance Officer of the Funds and the Adviser, assumed the positions of Treasurer and Assistant Secretary of the Funds.

The Transaction resulted in a change in control of the Adviser and, therefore, constituted an “assignment” of the existing investment advisory agreement between Frontegra Funds, Inc. and the Adviser within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Additionally, the Transaction resulted in the termination of the existing subadvisory agreements between the Adviser and each of the following subadvisers: (i) Reams Asset Management Company, LLC for subadvisory services to Frontegra Columbus Core Plus Fund and Frontegra Columbus Core Fund, (ii) IronBridge Capital Management, LP for subadvisory services to Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, (iii) New Star Institutional Managers Limited for subadvisory services to Frontegra New Star International Equity Fund and (iv) Netols Asset Management, Inc. for subadvisory services to Frontegra Netols Small Cap Value Fund.

Consequently, interim advisory and subadvisory agreements approved by the Board of Directors of Frontegra Funds, Inc. on July 24, 2008 became effective on August 1, 2008.  Under the interim agreements, the Adviser will continue to act as the investment adviser to the Funds, and the above-listed subadvisers will continue to act as subadvisers to the applicable Funds, until each Fund’s shareholders approve or disapprove of a new investment advisory and the applicable subadvisory agreement at a special meeting of shareholders or December 29, 2008, whichever is sooner.

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2008

To the Shareholders and Board of Directors of Frontegra Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontegra Funds, Inc., (comprising, respectively, Frontegra Columbus Core Plus Fund, Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Fund, and Frontegra Netols Small Cap Value Fund, collectively referred to as the “Funds”) as of June 30, 2008, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Frontegra Funds, Inc., at June 30, 2008, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 28, 2008

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

BOARD OF DIRECTORS’ APPROVAL OF THE ADVISORY AGREEMENT

The Board of Directors of Frontegra Funds, Inc. (the “Company”) met on May 19, 2008 to consider the approval of a new investment advisory agreement (the “Advisory Agreement”) with Timpani Capital Management LLC (“Timpani”) for a new portfolio of the Company, the Frontegra Timpani Small Cap Growth Fund (the “Fund”).

When the Board of Directors reviewed the Advisory Agreement, the Board was provided materials relevant to its consideration of the Advisory Agreement, such as Timpani’s Form ADV and Code of Ethics and information regarding Timpani’s compliance program, investment strategy, investment process and personnel.  The Board also reviewed the fee that would be payable by the Fund under the Advisory Agreement, the proposed expense cap agreement between the Company and Timpani on behalf of the Fund and comparative fee and expense information provided by an independent third party.

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

•
Nature, extent and quality of the services to be provided.  The Board considered the background of Timpani’s portfolio manager and the services Timpani would provide to the Fund and its shareholders.  The Board discussed the fact that Timpani had chosen the Fund’s investment strategy and would make the day-to-day investment decisions for the Fund.  The Board noted that, although Timpani is a newly formed investment adviser, Brandon M. Nelson, the Chief Investment Officer and a director of Timpani, would be the sole portfolio manager of the Fund and has over 10 years of investment experience.  The Board discussed Timpani’s responsibilities for overseeing the Fund’s activities and for monitoring the Fund’s compliance with applicable requirements under the securities laws.  The Board concluded that the range of services to be provided by Timpani was appropriate.

•
Investment performance.  Because the Fund had not yet commenced operations and Timpani is a newly formed investment adviser, the Board did not consider the investment performance of the Fund and Timpani.  However, the Board reviewed Mr. Nelson’s track record at his prior firms and noted the strong performance of accounts he managed in the small cap growth category.

•
Proposed fees.  The Board compared the Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Fund’s advisory fee was slightly above the industry average but that the Fund’s total expense ratio for both Class Y and Institutional Class shares, after giving effect to the proposed expense cap agreement, was below the industry average.  The Board concluded that the advisory fee and total expense ratio are competitive with those of comparable funds.  The Board noted that the proposed advisory fee was the same as that for other small cap funds managed by Frontegra Asset Management, Inc., the investment adviser to other

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

series of the Company and an affiliate of Timpani.  The Board concluded that the proposed fee to be paid by the Fund to Timpani was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

•
Costs and profitability.  Timpani did not provide any specific information regarding the costs of services to be provided or the profits that might be realized because the Fund had not yet commenced operations.

•
Economies of scale.  Because the Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Fund’s assets.

•
Benefits to Timpani.  The Board considered information presented regarding any benefits to Timpani or its affiliates from serving as adviser to the Fund (in addition to the advisory fee).  The Board noted that Timpani’s affiliate, Frontier Partners, Inc., provides consulting services to, and is compensated by, Timpani.  However, the Board determined that Timpani’s services to the Fund would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board of Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Fund’s shareholders.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the directors and officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of August 1, 2008	Funds	Office	Five Years	by Director	Director
William D. Forsyth III*	President and	Elected	Mr. Forsyth received his B.S. in Finance	8**	None
Frontegra Asset	Secretary	annually	from the University of Illinois in 1986
Management, Inc.	since	by the	and his M.B.A. from the University of
400 Skokie Boulevard	August 2008;	Board of	Chicago in 1988. Mr. Forsyth has served
Suite 500	Co-President,	Directors	as President of the Adviser since August
Northbrook, IL 60062	Treasurer and		2008 and as Treasurer and a Director of
Age: 44	Assistant		the Adviser since May 1996. Mr. Forsyth
	Secretary		served as Co-President and Assistant
	from May		Secretary of the Adviser from May 1996
	1996 to		until August 2008. Mr. Forsyth has served
	August 2008;		as President of Timpani Capital
	Director	Indefinite	Management LLC since August 2008 and
	since		served as Co-President from April until
	May 1996		August 2008. Mr. Forsyth has served as
President of the Distributor since August
2008 and as Co-President from August
2007 to August 2008. From July 1993
until the present, Mr. Forsyth also served
as a Partner of Frontier Partners, Inc., a
consulting/marketing firm. From April
1987 until June 1993, Mr. Forsyth served
as a Partner of Brinson Partners, Inc., an
investment adviser, and from June 1986
until April 1987, he served as a product
marketing representative of Harris Trust
& Savings Bank. Mr. Forsyth has earned
the right to use the Chartered Financial
Analyst (CFA) designation.

*	Mr. Forsyth is an “interested person” of the Funds because he serves as a director and officer of the Adviser and owns 100% of the Adviser.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Interested Director and Officers

Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of August 1, 2008	Funds	Office	Five Years	by Director	Director
Elyce D. Dilworth	Chief	Elected	Ms. Dilworth received her B.B.A. in	N.A.	N.A.
Frontegra Asset	Compliance	Annually	Finance from the University of Wisconsin –
Management, Inc.	Officer	by the	Milwaukee in 1989 and her M.S. in
400 Skokie Blvd.,	since	Board of	Accounting from the University of
Suite 500	January 2008;	Directors	Wisconsin – Milwaukee in 1991.
Northbrook, IL 60062	Anti-Money		Ms. Dilworth has served as Chief
Age: 41	Laundering		Compliance Officer of the Adviser since
	Compliance		January 2008 and as Secretary since
	Officer since		August 2008. Ms. Dilworth has served
	February 2008;		as Chief Financial Officer and Chief
	Treasurer and		Compliance Officer of Timpani Capital
	Assistant		Management LLC since April 2008.
	Secretary since		Ms. Dilworth has served as Chief
	August 2008		Compliance Officer of the Distributor
since August 2008. From June 2004
until May 2007, Ms. Dilworth was the
Chief Compliance Officer for the
Van Wagoner Funds, Inc., and the
President, Secretary and Treasurer from
January 2005 until May 2007. From April
1994 until December 2003, Ms. Dilworth
was employed by UMB Fund Services, Inc.,
a service provider to mutual funds and alternative
investment products. From January 1992
until April 1994, Ms. Dilworth was a Staff
Accountant for PriceWaterhouseCoopers
LLP, a public accounting firm.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Independent Directors

Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of August 1, 2008	Funds	Office	Five Years	by Director	Director
David L. Heald	Director	Indefinite	Mr. Heald received his B.A. in English	8**	None
400 Skokie Boulevard	since		from Denison University in 1966 and
Suite 260	June		his J.D. from Vanderbilt University
Northbrook, IL 60062	1996		School of Law in 1969. Mr. Heald has
Age: 64			been a principal and a Director of
Consulting Fiduciaries, Inc. ("CFI"), a
registered investment adviser, since
August of 1994. CFI provides
professional, independent, fiduciary
decision making, consultation and
alternative dispute resolution services
to ERISA plans, plan sponsors and
investment managers. Between April
1994 and August 1994, Mr. Heald
engaged in the private practice of law.
From August 1992 until April 1994, Mr.
Heald was a managing director and the
chief administrative officer of Calamos
Asset Management, Inc., a registered
investment adviser specializing in
convertible securities, and he served as
an officer and director of CFS Investment
Trust, a registered investment company
comprised of four series. From January
1990 until August 1992, Mr. Heald was
a partner in the Chicago based law firm
of Gardner, Carton & Douglas.

James M. Snyder	Director	Indefinite	Mr. Snyder received his B.S. in Finance	8**	None
400 Skokie Boulevard	since May		from Indiana University in 1969 and his
Suite 500	2002		M.B.A. from DePaul University in 1973.
Northbrook, IL 60062			Mr. Snyder served as an investment
Age: 61			professional with Northern Trust from
June 1969 until his retirement in June
2001. He served in a variety of
capacities at Northern Trust, most
recently as Executive Vice President of
Northern Trust and Vice Chairman of
Northern Trust Global Investments.
Mr. Snyder has earned the right to use
the CFA designation.

**
The Frontegra Funds consist of eight separate series, six of which are discussed in this Annual Report.  The Frontegra Sky International Value Fund and Frontegra Timpani Small Cap Growth Fund are additional series of Frontegra that are not included in this Annual Report.  As of the date of this Annual Report, such funds had not commenced operations.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Foreign Tax Credit

For the year ended June 30, 2008 Frontegra New Star International Equity Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows.

	Foreign Source	Foreign
	Income Earned	Taxes Paid
Australia	$994,465.55	$75,037.90
Belgium	192,122.75	28,818.41
Britain	3,753,703.72	—
Canada	40,652.38	6,097.86
Finland	611,762.87	91,764.45
France	2,647,444.16	397,081.11
Germany	2,119,483.35	314,974.64
Greece	233,911.91	—
Hong Kong	851,061.76	—
India	9,465.42	918.00
Italy	759,702.60	113,955.39
Japan	1,829,319.98	127,988.08
Luxembourg	102,656.15	15,381.39
Netherlands	1,145,972.97	171,891.06
Russia	174,312.42	33,953.45
Singapore	370,815.12	13,706.85
Spain	548,192.36	82,242.46
Sweden	387,036.18	58,055.43
Switzerland	1,148,297.95	172,244.70
Taiwan	2,848.78	806.78
Turkey	(126.52)	—
Total	$17,923,101.86	$1,704,917.96
Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Frontegra IronBridge Small Cap Fund	45.88%
Frontegra IronBridge SMID Fund	38.29%
Frontegra New Star International Equity Fund	51.25%
Frontegra Netols Small Cap Value Fund	79.29%

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2008 was as follows:

Frontegra IronBridge Small Cap Fund	47.01%
Frontegra IronBridge SMID Fund	33.70%
Frontegra New Star International Equity Fund	0.21%
Frontegra Netols Small Cap Value Fund	36.85%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2008 was as follows:

Frontegra Columbus Core Plus Fund	64.72%
Frontegra Columbus Core Fund	65.54%
Frontegra IronBridge Small Cap Fund	5.93%
Frontegra IronBridge SMID Fund	4.55%
Frontegra New Star International Equity Fund	0.54%
Frontegra Netols Small Cap Value Fund	5.65%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2008 was as follows:

Frontegra Columbus Core Plus Fund	15.49%
Frontegra IronBridge Small Cap Fund	99.07%
Frontegra IronBridge SMID Fund	95.31%
Frontegra New Star International Equity Fund	65.02%
Frontegra Netols Small Cap Value Fund	74.90%

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A Note on Forward-Looking Statements

This report includes forward-looking statements such as adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser’s, sub-advisers’ or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds.  Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund’s position in the securities may have changed.

Additional Information

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), the authority to vote proxies.  The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund’s subadviser.  A description of the Frontegra Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100.  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to each Fund’s portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Type of Fees	FYE 6/30/2008	FYE 6/30/2007
Audit Fees	$193,800	$148,410
Audit-Related Fees	-	-
Tax Fees	33,600	31,200
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2008	FYE 6/30/2007
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2008	FYE 6/30/2007
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant’s President and Treasurer have concluded that the disclosure controls and procedures are effective.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:     /s/William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:     September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:     September 5, 2008

By:     /s/Elyce  D. Dilworth
Elyce  D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:     September 5, 2008